UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

WILSHIRE VARIABLE INSURANCE TRUST
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUESTIONS & ANSWERS

WILSHIRE VARIABLE INSURANCE TRUST

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund
(the “Funds”)

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for each series of the Wilshire Variable Insurance Trust (the “Trust”) listed above, here is a brief overview of the proposal(s) affecting your Fund, which will require your vote.

Proposal to Merge Funds (for the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund only)

Q.	What is happening?

A.
Wilshire Associates Incorporated (“Wilshire”) has proposed the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the Balanced Fund.  The Balanced Fund and Acquired Funds are referred to herein each as a “Fund” and collectively as the “Funds.”  Wilshire serves as the investment adviser to each of the Funds.  At or around the closing of the mergers, it is expected that the Balanced Fund will change its name to the Wilshire Global Allocation Fund.

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting on September 17, 2014, shareholders of the Acquired Funds will be asked to vote on the following proposal:

PROPOSAL 1:  To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Balanced Fund.

After carefully reviewing the proposal, the Board of Trustees (the “Board”) has determined that the proposal is in the best interests of your Fund.  The Board unanimously recommends that you vote for each proposed merger, as applicable.

Q.	Why has this proposal been made for my Fund?

A.
In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.  Despite the differences in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity.  Wilshire believes this proposal should provide several advantages:

•	The Balanced Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;

•	Shareholders will benefit from reduced net operating expenses following the mergers (with the exception of shareholders of the Income Fund);

•	Following the mergers, the Balanced Fund will offer Fund shareholders improved diversification and an improved overall risk/return profile; and

•	The mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.
Each merger is expected not to result in individual contract owners recognizing any gain or loss for federal income tax purposes.  However, if you choose to redeem or exchange your investment by surrendering your variable life insurance policy and/or variable annuity contract (each a “Contract”) or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q.	Upon merger, how will the value of my investment change?

A.
The aggregate value of your investment will not change as a result of the merger.  It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of the Balanced Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q.	When would the merger take place?

A.
If approved, each merger would occur on or about September 22, 2014 or as soon as reasonably practicable after shareholder approval is obtained.  Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of the Balanced Fund they are receiving.  Subsequently, you will be notified of changes to your account information by your insurance company.

Q.	Are the mergers related?

A.
While each Acquired Fund is proposed to merge into the Balanced Fund, each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Balanced Fund.  The merger of one Acquired Fund into the Balanced Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

Q.	How do total operating expenses compare between the Funds?

A.
Total operating expenses of the Balanced Fund immediately following the mergers are expected to be lower as compared to the current total operating expenses of the Balanced Fund and each Acquired Fund, other than the Income Fund.  Shareholders of the Income Fund will experience an increase in operating expenses attributable to the higher costs associated with a multi-asset class fund versus a fixed income fund.  Please see pages _______ in the Prospectus/Proxy Statement for additional information, including a pro forma expense table assuming shareholder approval of the proposed mergers.

Q.	What happens if the proposed mergers are not approved?

A.
Each proposed merger will occur only if such Acquired Fund’s shareholders approve the proposal.  If an Acquired Fund’s shareholders do not approve the merger, the Acquired Fund will continue in existence until the Board takes other action.

Q.	Who will pay for the costs associated with this proposal?

A.	The Balanced Fund will bear the costs associated with the proposed mergers.

Proposals for the Balanced Fund

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting, shareholders of the Balanced Fund will be asked to vote on the following proposals:

Proposal 2: To approve an amendment to the investment advisory agreement (the “Amended Advisory Agreement”) for the Balanced Fund; and

Proposal 3:  To approve changes to certain of the Balanced Fund’s fundamental investment policies.

In addition, effective July 8, 2014,  Guggenheim Partners Investment Management, LLC (“Guggenheim”) was appointed as sub-adviser to the Balanced Fund.  The Prospectus/Proxy Statement also provides information about Guggenheim and the new sub-advisory agreement for the Balanced Fund between Guggenheim and Wilshire.  You are not being asked to vote on the sub-advisory agreement.

Q.	Why is the Board of Trustees recommending these changes?

A.
The Board of Trustees of the Trust approved the proposals for a number of reasons.  Wilshire proposed the Amended Advisory Agreement to align the compensation provided under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Balanced Fund would pay an advisory fee on assets invested in unaffiliated investment companies, including exchange-traded funds.  The Board of Trustees considered that, although there may be an increase in the investment advisory fee, Wilshire has contractually agreed (pending shareholder approval of the mergers and the Amended Advisory Agreement) to limit Fund expenses through May 1, 2015.  The Board of Trustees then determined that it was in the best interests of the Balanced Fund to approve the Amended Advisory Agreement.

Wilshire also recommended that the Balanced Fund change certain of its fundamental policies.  As described in more detail in the enclosed Prospectus/Proxy Statement, many of the fundamental policies were adopted in response to regulatory or other requirements that no longer apply.  The proposed changes would allow the Fund greater flexibility in its ability to make certain investments.  The principal investment strategies of the Fund are not expected to materially change as a result of these proposals.  After considering the proposals, the Board of Trustees concluded that the proposed changes to the fundamental investment policies of the Balanced Fund were in the best interests of the Fund.

The Board recommends that you vote FOR each of the proposals.

Q.	How will the Amended Advisory Agreement affect the expenses of the Balanced Fund?

A.
The first proposal includes a change in the way the advisory fee that is paid to Wilshire is calculated, which may increase the total gross expenses of the Balanced Fund.  However, assuming that shareholders approve the proposed mergers and the proposed Amended Advisory Agreement, Wilshire has contractually agreed to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.

Q.	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board approved the proposals and recommends that you vote in favor of each proposal.  The reasons for the Board’s recommendations are discussed in more detail in the enclosed Prospectus/Proxy Statement.

Q.	What happens if a proposal for the Balanced Fund is not approved?

A.	If shareholders of the Balanced Fund do not approve the Amended Advisory Agreement, the current investment advisory agreement will continue in effect.

If shareholders do not approve the changes in the fundamental policies of the Balanced Fund, the applicable current policy(ies) will continue in effect.

The proposals are not contingent on each other.  Accordingly, one proposal may be approved and another proposal may not be approved.

Q.	Who will pay for the costs associated with the proposals for the Balanced Fund?

A.	The Balanced Fund will bear the costs associated with the proposals.

Proposal to Elect Board Members (for all Funds)

Q.	Who are being nominated to serve as Board members?

A.	There are six nominees, five of whom currently serve as Board members of the Trust and three of whom have previously been elected by shareholders.

Q.	How does the Board recommend that I vote?

A.	Your Trust’s Board recommends that you vote FOR each of the nominees.

Q.	Who will pay for the costs associated with the proposal to elect Board members?

A.	The Funds will bear the costs associated with this proposal.

General

Q.	I am the owner of a Contract offered by my insurance company. I am not a shareholder of a Fund. Why am I being asked to vote on a proposal for Fund shareholders?

A.
You have previously directed your insurance company to invest certain proceeds relating to your Contract in one or more of the Funds.  Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in a Fund.  Thus, you are not the “shareholder”; rather, your insurance company is the shareholder.  However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract.  It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts.  All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.  Please see pages ___of the attached Prospectus/Proxy Statement for more details.

Q.	How can I vote?

A.
You can vote or provide voting instructions for shares beneficially held through your Contract by mail, phone or over the Internet, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.	If I send in my voting instructions as requested, can I change my vote later?

A.
Shareholders may revoke proxies at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting via the phone or Internet; or (iii) by attending the special meeting and voting in person.  Only a shareholder may execute or revoke a proxy.  However, as a Contract owner, you have the right to revoke your voting instructions.  Contract owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the special meeting.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call shareholder services at 1-888-200-6796.

Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

A Message from the President of Wilshire Variable Insurance Trust

[Date], 2014

Dear Contract Owner:

Enclosed is a Prospectus/Proxy Statement for the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund are each an “Acquired Fund” and collectively, the “Acquired Funds”) (the Balanced Fund, 2015 ETF Fund, 2025 ETF Fund, 2035 ETF Fund and the Acquired Funds are collectively the “Funds”), each a series of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract holds an interest as of July 18, 2014.  The Prospectus/Proxy Statement contains important proposals relating to your Fund for you to consider.  You are eligible to provide voting instructions on how to vote on the proposals because shares of one or more of the Funds were beneficially held through your variable annuity contract on July 18, 2014.

We are asking for your vote on the following matters:

Proposal	Fund
(1) To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Balanced Fund.	Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund
(2) To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.	Balanced Fund
(3) To approve changes to the Balanced Fund’s fundamental investment policies.	Balanced Fund
(4) To elect six Board members to the Board of Trustees of the Trust.	Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund

The Board of Trustees (the “Board”) approved the proposals and urges you to vote “FOR” the proposals.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal(s) for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on each Fund, the specific proposals being considered at the shareholders’ meeting, and why each proposal is being made.

The enclosed materials provide more information about the proposals.  Your voting instructions are important to us, no matter how many shares are held through your contract.  After you review the enclosed materials, we ask that you provide voting instructions FOR the proposal(s).  Please provide voting instructions for the proposal(s) by completing, dating and signing your voting instruction form, and mailing it to us today.  In addition, the enclosed materials provide information about Guggenheim Partners Investment Management, LLC (“Guggenheim”), the new sub-adviser for the Balanced Fund, and the related sub-advisory agreement between Guggenheim and Wilshire, which does not require shareholder approval.

We need your voting instructions and urge you to review the enclosed materials thoroughly.  Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form.  A postage-paid envelope is enclosed for mailing.  You may receive more than one voting instruction form.  If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day.  Please don’t.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give to this important matter.  If you have questions about any proposal, please contact shareholder services at 1-888-200-6796.

Thank you for your continued support.

Sincerely, Jason Schwarz President Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund
(the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF THE FUNDS

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund are each an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on September 17, 2014, at 9:00 a.m., Pacific Time, to consider the following:

Proposal 1:  For shareholders of the Acquired Funds, approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

Proposal 2: For shareholders of the Balanced Fund only, approving an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

Proposal 3: For shareholders of the Balanced Fund only, approving changes in the fundamental investment policies of the Fund.

Proposal 4:  For shareholders of the Funds, to elect six Board members to the Board of Trustees of the Trust.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on July 18, 2014 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

Reena S. Lalji Secretary, Wilshire Variable Insurance Trust

[Date], 2014

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY PHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY OR
LIFE INSURANCE CONTRACTS INVESTED IN

Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

This document contains a Prospectus/Proxy Statement and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in one or more funds listed above.  If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate.  If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in favor of each of the proposals.  If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please contact shareholder services at 1-888-200-6796.

PROSPECTUS/PROXY STATEMENT

_________ [__], 2014

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(310) 451-3051

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) in connection with its Special Meeting of Shareholders to be held on September 17, 2014 at 9:00 a.m. Pacific time and at any and all postponements or adjournments thereof (the “Special Meeting”), at the offices of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser for the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (each, a “Fund” and collectively, the “Funds”), 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.  Each Fund is a series of the Trust, which is an open-end, registered management investment company.

Shareholders of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each, an “Acquired Fund and collectively, the “Acquired Funds”) are being asked to consider and approve the merger of each Acquired Fund into the Balanced Fund.  As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the Balanced Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Acquired Fund shares.  Shareholders of the Balanced Fund are being asked to approve an amendment to the investment advisory agreement and changes to certain of the Balanced Fund’s fundamental investment policies.  Shareholders of each Fund are being asked to elect six Board members to the Board of Trustees of the Trust.

This document also serves as an Information Statement with respect to the appointment of Guggenheim Partners Investment Management, LLC (“Guggenheim”) as sub-adviser to the Balanced Fund, effective July 8, 2014.

This Prospectus/Proxy Statement explains what you should know before voting on the proposals described in this Prospectus/Proxy Statement or investing in the Balanced Fund.  Please read it carefully and keep it for future reference.

This Prospectus/Proxy Statement is first being sent to shareholders of the Funds on ______________, 2014.  Shareholders of record as of July 18, 2014 are entitled to vote at the Special Meeting or any adjournments thereof.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:  (i) the prospectus of the Balanced Fund and the Acquired Funds, dated May 1, 2014, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881), a copy of which, if applicable, is included with this Prospectus/Proxy Statement; (ii) the statement of additional information of the Balanced Fund and the Acquired Funds, dated May 1, 2014, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881); (iii) the statement of additional information relating to the proposed mergers, dated [__________, 2014] (the “Merger SAI”) (File No. 333-__________); and (iv) the audited financial statements of the Balanced Fund and the Acquired Funds included in the Balanced Fund and the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2013 (File No.  811-07917). No other parts of the statement of additional information or annual report are incorporated by reference herein.

The financial highlights of the Balanced Fund contained in the Funds’ Annual Report for the fiscal year ended December 31, 2013 are attached as Appendix B to this Proxy Statement/Prospectus.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statement of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their insurance company.  Copies of certain of these documents are also available on the Funds’ website at http://advisor.wilshire.com/vitdocuments.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports, proxy statements and other information with the SEC.  You may review and copy information about the Funds, including the prospectus and the statement of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room.  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Share of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of a proposal.  If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of the proposals included herein.  This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.  This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [__________], 2014.

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401
(310) 451-3051

I.  PROPOSAL 1:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE MERGER OF EACH ACQUIRED FUND INTO THE BALANCED FUND

A.  SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds.  These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.  What is being proposed?

The Board of the Trust, of which each Acquired Fund (and the Balanced Fund) is a series, are recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (the “Agreement”) (as described below and a form of which is attached hereto as Appendix A), each of which we refer to as a “merger” of an Acquired Fund into the Balanced Fund.  If approved by shareholders, all of the assets of an Acquired Fund will be transferred to the Balanced Fund solely in exchange for the issuance and delivery to the Acquired Fund of voting shares of the Balanced Fund (“Balanced Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and for the assumption by the Balanced Fund of all liabilities of the Acquired Fund.  Immediately following the transfer, the Balanced Fund Shares received by each Acquired Fund will be distributed pro-rata to each of its shareholders of record.  At or around the closing of the mergers, it is expected that the Balanced Fund will change its name to the Wilshire Global Allocation Fund.

In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.  Despite the differences in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity.

2.  What will happen to my investment in the Acquired Fund as a result of the merger?

Your investment in the Acquired Fund will, in effect, be exchanged for an investment in the Balanced Fund with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement).

3.  Why has the Board of the Trust recommended that shareholders of the Acquired Funds approve the mergers?

The Board believes that the mergers would be in the best interests of the Funds.  In approving the mergers, the Board considered a number of factors in reaching its determination, including the following:

•	the similarities and differences in each Acquired Fund’s and the Balanced Fund’s investment objective and principal investment strategies;

•	a comparison of each Acquired Fund’s and the Balanced Fund’s relative risks;

•	a comparison of each Acquired Fund’s and the post-merger Balanced Fund’s relative sizes;

•	the investment performance of each Acquired Fund compared to the projected performance of the Balanced Fund;

•	a comparison of the fees and expense ratios of each Acquired Fund and the post-merger Balanced Fund, including an expense limitation agreed to by the Adviser;

•	the expected costs of the mergers and the extent to which the Funds would bear any such costs;

•	the terms of the mergers and whether the mergers would dilute the interests of shareholders of the Funds; and

•	alternatives to the mergers.

For a more detailed discussion of the Board’s considerations regarding the approval of the mergers, see “The Board’s Approval of the Mergers.”

The Board of the Trust has concluded that: (1) the mergers are in the best interests of the Acquired Funds, and (2) the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the mergers.  Accordingly, the Board of the Trust unanimously recommends approval of the Agreement.

4.  How do the investment objectives, strategies and restrictions of the Acquired Funds compare to those of the Balanced Fund?

Investment Objectives

Each Acquired Fund and the Balanced Fund has a different investment objective.  The Equity Fund seeks long-term capital growth.  As a secondary objective, the Fund seeks conservation of principal and production of income.  The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.  The Small Cap Fund seeks long-term capital appreciation.  The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.  The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks.  Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Principal Strategies

Overview

Similar to the investment objectives of the Funds, each Acquired Fund and the Balanced Fund operate using different investment strategies.  Although the strategies differ, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.

The Balanced Fund invests in underlying affiliated funds, which currently include the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund (the “Underlying Funds”).  Similarly, the Equity Fund invests in the Large Company Growth Portfolio and the Large Company Value Portfolio, the International Equity Fund invests in the Wilshire International Equity Fund and the Small Cap Fund invests in the Small Company Growth Portfolio and the Small Company Value Portfolio.  See the portfolio composition table on page ___ of this Proxy Statement/Prospectus for the current allocations of each Acquired Fund and the Balanced Fund in the Underlying Funds and in other investments.

Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The Balanced Fund also may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), which include both exchange-traded funds and exchange-traded notes.

Under normal market conditions, the Balanced Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Balanced Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.  The Balanced Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Balanced Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Balanced Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Balanced Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

Direct Fixed Income Securities

The Balanced Fund employs Guggenheim with respect to the portion of the Balanced Fund investing directly in fixed income securities.  With respect to the Balanced Fund’s direct investments in fixed income securities, Guggenheim will seek to achieve the Balanced Fund’s investment objective by primarily investing in a wide range of U.S. fixed income and other U.S. debt securities selected from a variety of sectors and credit qualities, that may include, but are not limited to, the following types of securities that Guggenheim believes offer attractive yield and/or capital appreciation potential: treasury, government, and agency securities (including those not backed by the full faith and credit of the U.S. government); asset-backed securities (including structured finance investments); collateralized mortgage obligations (both commercial and residential); mortgage-backed securities (both commercial and residential); collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations); corporate securities; private placements; unregistered and restricted securities (consisting of securities eligible for resale pursuant to Rule 144A); mezzanine and preferred securities; convertible debt (which may result in equity received in a conversion or a workout); commercial paper; inflation-indexed bonds; structured notes; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (“DIP”) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances; municipal securities; credit linked notes; and asset-backed commercial paper.  While the Balanced Fund’s direct investments in fixed income securities are expected to be primarily U.S. fixed income securities, Guggenheim may also invest in non-U.S. fixed income securities, including but not limited to the types listed above, if Guggenheim believes such investments are consistent with the Balanced Fund’s investment objectives.  The Balanced Fund may also seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Guggenheim will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.  Guggenheim’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with the potential for lower correlation of returns as compared to such benchmark indexes.

As an alternative to holding investments directly, the Balanced Fund may also obtain investment exposure through the limited use of certain types of derivatives transactions intended to replicate or modify the economic attributes associated with an investment in securities in which the Balanced Fund may invest directly, or manage risk.  The Balanced Fund’s ability to make investments and manage certain risks using derivatives is, however, limited by the 1940 Act.  Derivatives may include, forward contracts and futures on single securities and narrow based securities indices, and options on a security, or group or index of securities, and certain currency transactions.  The Balanced Fund may be exposed to certain additional risks should Guggenheim use derivatives as a means to synthetically implement the Balanced Fund’s investment strategies.

The Balanced Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.  The Balanced Fund may also seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as forward commitments, buy backs and or dollar rolls and “To Be Announced” or “TBA” transactions).  In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Balanced Fund at a future date, but the seller does not specify the particular security to be delivered.  Instead, the Balanced Fund agrees to accept or sell any security that meets specified terms.

Up to 40% of the direct investment fixed income portfolio may be comprised of below investment grade securities.  The Balanced Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.  If a security is not rated by any rating agency, Guggenheim may use its discretion to determine whether that unrated security should be deemed investment grade or below investment grade for the purpose of the below investment grade limitation.  If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Balanced Fund will use the highest rating for purposes of determining the security’s credit quality.  The Balanced Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays U.S. Aggregate Bond Index.

Guggenheim may determine to sell a security for several reasons including, but not limited to, the following: (1) to adjust the fixed income portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

The Balanced Fund’s (or its Underlying Fund’s) strategies include some of the strategies utilized by an Acquired Fund.  The following is a comparison of each Acquired Fund’s strategies and the corresponding strategies of the Balanced Fund.

Equity Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio.
The Fund invests in Underlying Funds, including the Large Company Growth Portfolio and the Large Company Value Portfolio, and may invest in direct investments, including but not limited to ETPs.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities” This portion of the portfolio is managed by Guggenheim.
The operating companies in which the Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.	–––

Equity Fund	Balanced Fund
The Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund’s portfolio. Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have sustainable business models selling at attractive valuations.  TWIN employs a quantitative multi-factor stock selection model in managing its portion of the portfolio to purchase large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks.
–––
As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Large Company Value Portfolio and 0% to 50% of its assets in the Large Company Growth Portfolio, but no more than 70% in both funds on a combined basis.
As noted above, the Underlying Funds in which the Balanced Fund invests include the Large Company Growth Portfolio and the Large Company Value Portfolio.
Large Company Growth Portfolio:	Large Company Growth Portfolio:
• focuses on the large company growth segment of the U.S. equity market.	Same
• invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.	Same
• invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Large Company Value Portfolio:	Large Company Value Portfolio:
• focuses on the large company value segment of the U.S. equity market	Same
• invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.	Same
•     invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).
Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies	Same

Income Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities.
The Fund invests in Underlying Funds and may invest in direct investments, including but not limited to ETPs.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

The Fund invests at least 75% of its total assets in:
•     investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

The Balanced Fund may invest in asset-backed securities (including structured finance investments) and mortgage-backed securities (both commercial and residential).  Up to 40% of the direct investment fixed income portfolio of the Balanced Fund may be comprised of below investment grade securities.  The Balanced Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.

Income Fund	Balanced Fund
• securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies	The Balanced Fund may invest in treasury, government and agency securities (including those not backed by the full faith and credit of the U.S. government).
•     high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

The Balanced Fund may invest in commercial paper; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (DIP) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances.  The Balanced Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.

•     high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•     highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Aggregate U.S. Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

The Balanced Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays Global Aggregate Bond Index (Hedged).

Income Fund	Balanced Fund
Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

As an alternative to holding investments directly, the Balanced Fund may also obtain investment exposure through derivatives transactions intended to replicate, modify or replace the economic attributes associated with an investment in securities in which the Balanced Fund may invest directly.

International Equity Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.	The Fund invests in Underlying Funds, including the Wilshire International Equity Fund, and may invest in direct investments, including but not limited to ETPs.
The Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies, including the Wilshire International Equity Fund. As a matter of investment policy, the Fund expects to invest 0% to 55% of its assets in the Wilshire International Equity Fund.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.
Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The operating companies in which the Fund primarily invests are equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Fund may also invest in fixed income securities of foreign governments and companies.
The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio. Thomas White employs a value strategy with respect to its portion of the Fund. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

International Equity Fund	Balanced Fund
Wilshire International Equity Fund:	Wilshire International Equity Fund:
The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.	Same
The Wilshire International Equity Fund invests in companies organized outside the United States.	Same
Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies.	Same
The Wilshire International Equity Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.
Same
The operating companies in which the Wilshire International Equity Fund primarily invests are equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges.
Same
The Wilshire International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs.	Same
The Wilshire International Equity Fund may also invest in fixed income securities of foreign governments and companies.	Same
The Wilshire International Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Thomas White and WCM each manage a portion of the Fund’s portfolio.	Same
Thomas White employs a value strategy with respect to its portion of the Fund.	Same
WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.
Same

Small Cap Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are companies with smaller market capitalizations, which are generally less than $3 billion at the time of purchase.

The Fund invests in Underlying Funds, including the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio, and may invest in direct investments, including but not limited to ETPs.

The Fund ordinarily invests in the small cap companies and in other affiliated investment companies, including the Small Company Growth Portfolio and the Small Company Value Portfolio.
Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Small Company Value Portfolio and 0% to 50% of its assets in the Small Company Growth Portfolio, but no more than 70% in both funds on a combined basis.

Small Cap Fund	Balanced Fund
The Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P. each manage a portion of the Fund’s portfolio.

Small Company Growth Portfolio:	Small Company Growth Portfolio:
• focuses on the small company growth segment of the U.S. equity market.	Same
• invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.	Same
• invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.	Same
• invests in small-cap companies that may still further develop.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Small Company Value Portfolio:	Small Company Value Portfolio:
• focuses on the small company value segment of the U.S. equity market.	Same
• invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.	Same
• invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.	Same
• invests in small-cap companies that may still further develop.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Socially Responsible Fund	Balanced Fund
The Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Fund seeks to achieve its objective by investing in issuers that meet certain investment and socially responsible criteria.
The Fund invests in Underlying Funds and may invest in direct investments, including but not limited to ETPs.

Socially Responsible Fund	Balanced Fund

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

Investments in equity securities are limited to issuers which, in the sub-adviser’s judgment, meet the following criteria:
Socially responsible areas of focus for inclusion:
• Companies with strong environmental management systems, eco-efficiency programs, health and safety procedures, and an overall commitment to continuously improve on environmental matters
• Companies with competitive employee benefit initiatives, workplace programs and non-discrimination policies
• Companies with good transparency and shareholder engagement
Socially responsible areas of exclusion based on revenues:
• Major tobacco, alcohol and gaming device manufacturers
• Major weapons manufacturers

Socially Responsible Fund	Balanced Fund
• Major nuclear power generators
• Major pornographic content manufacturers
The Adviser allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

For a more detailed description of the investment strategies and techniques used by the Funds, please see the Funds’ prospectus and statement of additional information.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of July 8, 2014, and Wilshire’s estimation of the portfolio composition of the Balanced Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund assets)

(excludes cash equivalents)

Underlying Investments	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund—Estimated(1) (assuming consummation of each merger)
Large Company Growth Portfolio	33.90%	—	—	32.60%	—	12%
Large Company Value Portfolio	35.60%	—	—	35.20%	—	12%
Small Company Growth Portfolio	—	—	—	—	—	3%
Small Company Value Portfolio	—	—	—	—	—	3%
Wilshire International Equity Fund	—	—	52.90%	—	—	40%
Domestic Equity Securities	30.5%	—	12.80%	32.20%	—	0%
Foreign Equity Securities	—	—	34.30%	—	—	0%
Domestic Fixed Income Securities	—	100%	—	—	100%	28%
Foreign Fixed Income Securities	—	—	—	—	—	2%
ETFs	—	—	—	—	—	0%

(1)
Reflects Wilshire’s estimation of the portfolio composition of the Balanced Fund subsequent to the mergers.  No assurance can be given as to the actual portfolio composition of the Balanced Fund subsequent to the mergers.

5.  How do the expense ratios and management fee rates of an Acquired Fund compare to the Balanced Fund, and what are they estimated to be following each merger?

The Balanced Fund bears its proportionate share of the fees and expenses incurred by its investments in underlying funds in which it invests.  As reflected in the table below, based on the allocation of the Balanced Fund’s assets, it is expected that the total operating expense ratio of the Balanced Fund following the mergers will be lower than the current total operating expense ratios of the Acquired Funds, with the exception of the Income Fund.

The following tables summarize the fees and expenses that each of the Acquired Funds incurred for the year ended December 31, 2013, and the pro forma estimated expense ratios of the Balanced Fund assuming consummation of the merger of the International Equity Fund into the Balanced Fund only, and assuming consummation of the mergers of all Acquired Funds into the Balanced Fund as of the first day of the fiscal year ended December 31, 2013.  The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Gross Annual Expenses(1)	Less Fee Waiver/ Expense Cap(1)	Total Annual Operating Expenses(1)
Equity Fund(2)	0.23%	0.25%	0.23%	0.69%	1.40%	—	1.40%
Income Fund	0.55%	0.25%	0.42%	0.02%	1.24%	—	1.24%
International Equity Fund(3)	0.49%	0.25%	0.49%	0.66%	1.89%	-0.20%	1.69%
Small Cap Fund(4)	0.40%	0.25%	0.25%	0.79%	1.69%	-0.20%	1.49%
Socially Responsible Fund	0.85%	0.25%	0.23%	—	1.33%	—	1.33%
Balanced Fund(5)	0.17%	0.25%	0.18%	0.80%	1.40%	—	1.40%
Balanced Fund(5),(6),(8) (Pro forma combined, assuming consummation of the International Equity Fund merger only)	0.17%	0.25%	0.22%	0.72%	1.36%	-0.14%	1.22%
Balanced Fund(5),(7),(8),(9) (Pro forma combined, assuming consummation of mergers of all Acquired Funds into the Balanced Fund)	0.22%	0.25%	0.28%	0.72%	1.47%	-0.25%	1.22%

(1)
Wilshire has entered into a contractual management fee waiver agreement with the Trust on behalf of the International Equity Fund and the Small Cap Fund to waive 0.20% of its management fee, based on the average net daily assets of each Fund that are not invested in, with respect to the International Equity Fund, the Wilshire International Equity Fund, and with respect to the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio, to limit expenses of such Funds.  This agreement to waive a portion of the management fee continues through at least April 30, 2015 or upon the termination of the Advisory Agreement.

(2)
The Equity Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.  These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Management Fee charged to the Fund (0.70%) is based on the average daily net assets of the Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(3)
The International Equity Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire International Equity Fund.  These indirect expenses are based on actual expense ratios for the Wilshire International Equity Fund.  The Management Fee charged to the Fund (1.00%) is based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund. The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(4)
The Small Cap Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.  These indirect expenses are based on actual expense ratios for the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Management Fee charged to the Fund (1.15%) is based on the average daily net assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(5)
The Balanced Fund’s expenses are restated due to a change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities investments of the Fund effective July 8, 2014.  The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of Appendix B.  The Management Fee shown is restated based upon the change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities of the Fund effective July 8, 2014.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are estimated to reflect the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(6)	The pro forma annual operating expenses for the Balanced Fund under this scenario is the maximum amount that a shareholder will bear.
(7)	The pro forma annual operating expenses for the Balanced Fund under this scenario is the minimum amount that a shareholder will bear.
(8)	While not all potential fund merger scenarios are presented, the maximum and minimum pro forma amounts that a shareholder of the Balanced Fund may bear have been presented.
(9)
Contingent upon shareholder approval of the proposed mergers and the proposed Amended Advisory Agreement, Wilshire has agreed to limit expenses for the Balanced Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Example

The example is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund (i) assuming consummation of the International Equity Fund merger only and (ii) assuming consummation of all mergers.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$143	$443	$766	$1,680
Income Fund	126	393	681	1,500
International Equity Fund	172	575	1,003	2,195
Small Cap Fund	152	513	899	1,981
Socially Responsible Fund	135	421	729	1,601
Balanced Fund	143	443	766	1,680
Balanced Fund (Pro forma combined, assuming consummation of the International Equity Fund merger only)	124	417	731	1,623
Balanced Fund (Pro forma combined, assuming consummation of mergers of all Acquired Funds into the Balanced Fund)	124	440	779	1,736

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  As of December 31, 2013, the Equity Fund had net assets of $219,969,374, the Income Fund had net assets of $71,689,596, the International Equity Fund had nets assets of $36,116,245, the Small Cap Fund had net assets of $44,752,046, the Socially Responsible Fund had net assets of $56,222,916 and the Balanced Fund had net assets of $157,819,667.

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.70%*	0.60%*
Income Fund	0.55%	0.45%
Small Cap Fund	1.15%**	1.05%**
International Equity Fund	1.00%***	0.90%***
Socially Responsible Fund	0.85%	0.75%
Balanced Fund	0.55%****	0.45%****

*
The Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
The Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

***
The International Equity Fund invests in shares of the Wilshire International Equity Fund.  The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the International Equity Fund that are not invested in the Wilshire International Equity Fund.

****
The Balanced Fund invests in shares of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.   Currently, the Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in an underlying fund.  As discussed under Proposal 2, shareholders of the Balanced Fund are being asked to approve an amendment to the investment advisory agreement so that the Adviser will only receive directly from the Balanced Fund, a fee based on the average daily net assets of the Balanced Fund that are not invested in an affiliated underlying fund.  Contingent on shareholder approval of the proposed mergers and the Amended Advisory Agreement, Wilshire has agreed to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015

6.  What are the federal income tax consequences of the proposed mergers?

Shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies.  As long as these Contracts qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the mergers, whether treated as tax-free reorganizations or not, will not create any federal income tax liability for Contract Owners.  For more information, please see “Information about the Proposed Mergers—Certain Federal Income Tax Consequences,” below.

7.  Will my dividends and/or distributions be affected by the mergers?

The mergers will not result in a change in dividend policy.  All Funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually.

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.  All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under current law, owners of Contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the Contracts.  Tax consequences to Contract Owners are described in your Contract prospectus issued by the applicable insurance company separate account.

8.  Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

The procedures for purchasing, redeeming and exchanging shares of the Funds are identical.  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts.  The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received.  No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined Funds.  Please see the Balanced Fund and Acquired Funds’ prospectus for additional information.

9.  How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Balanced Fund they are receiving after the merger is completed.  Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies.  If the proposed merger is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.  Will the value of my investment change?

Although, the number of shares owned by each Participating Insurance Company will most likely change, the total value of your investment in the Balanced Fund will equal the total value of your investment in your Acquired Fund as of the Valuation Date.  Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

The Board of the Trust believes that the proposed mergers are in the best interests of each Acquired Fund.  Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed mergers.

B.  RISK AND RETURN COMPARISONS

Risks

What are the main risks of the Balanced Fund and how do they compare with those of each Acquired Fund?

Primary Risks.  As with any mutual fund, you may lose money by investing in the Balanced Fund.  Certain risks associated with an investment in the Balanced Fund are summarized below.  The risks of an investment in the Balanced Fund are similar to the risks of an investment in an Acquired Fund.  More detailed descriptions of the risks associated with an investment in the Balanced Fund can be found in the current prospectus and statement of additional information for the Balanced Fund.

By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds and in ETPs.  There can be no assurance that the Balanced Fund will meet its investment objective.  The Balanced Fund’s investment returns will vary, and you could lose money by investing in the Balanced Fund.

The value of your investment in the Balanced Fund will change with changes in the values of the investments held by the Balanced Fund.  A wide array of factors can affect those values.  In this summary, we describe the principal risks that may affect the Balanced Fund’s investments as a whole.  The Balanced Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of the Balanced Fund, cause you to lose money or cause the performance of the Balanced Fund to trail that of other investments.

The Funds have principal investment strategies that come with inherent risks.  The following table sets forth the principal risks associated with an investment in each Fund.  The following paragraphs describe each of these risks.  The Funds that operate under a fund-of-funds structure are subject to the risks of the underlying investments.  For a more complete discussion of the risks of the Funds, please see the prospectus of the Funds.

Risks	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund
Asset Allocation Risk	✓		✓	✓	✓	✓
Asset-Backed and Mortgage-Backed Securities Risk						✓
Collateralized Debt Obligation Risk						✓
Collateralized Mortgage Obligation Risk						✓
Commercial Paper Risk						✓
Convertible Securities Risk					✓	✓
Corporate Bond Risk						✓
Counterparty Credit Risk						✓
Credit-Linked Note Risk						✓
Credit Risk		✓				✓
Currency Risk		✓	✓			✓
Derivatives Risk		✓				✓
Emerging Market Risk			✓			✓
Equity Risk	✓			✓	✓	✓
Extension Risk						✓
ETF Risk			✓	✓		✓
Foreign Securities Risk	✓	✓	✓			✓

Risks	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund
High Yield and Unrated Securities Risk						✓
Interest Rate Risk		✓				✓
Investment in Investment Vehicles Risk						✓
Investments in Loans Risk						✓
Investment Style Risk				✓	✓
Large-Cap Company Risk			✓			✓
Leverage Risk						✓
Liquidity and Valuation Risk		✓				✓
Management Risk						✓
Market Risk	✓	✓	✓	✓	✓	✓
Mezzanine Investments Risk						✓
Multi-Managed Fund Risk	✓	✓	✓	✓		✓
Municipal Securities Risk						✓
Portfolio Strategy Risk		✓	✓	✓	✓	✓
Portfolio Turnover Risk	✓	✓	✓	✓		✓
Preferred Securities Risk						✓
Preferred Stock Risk	✓				✓
Prepayment Risk		✓				✓
Privately Issued Securities Risk						✓
Recent Market Events Risk	✓	✓	✓	✓	✓	✓
Regulatory and Legal Risk						✓
Repurchase Agreement and Reverse Repurchase Agreement Risk						✓
Reinvestment Risk		✓				✓
Restricted Securities Risk						✓
Small Cap Risk			✓	✓		✓
Socially Responsible Risk					✓
Structured Notes Risk						✓
Style Risk	✓			✓		✓
Synthetic Investment Risk						✓
To Be Announced (“TBA”) Transactions Risk						✓
Valuation Risk		✓				✓
When Issued and Forward Commitment Risk						✓

Asset Allocation Risk.  Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Asset-Backed and Mortgage-Backed Securities Risk.  Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal.  These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows.  Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk and their prices very volatile.

Collateralized Debt Obligation (“CDO”) Risk.  A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments.  Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”).  Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”).  Investors in CDOs bear the credit risk of the underlying collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.  The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Collateralized Mortgage Obligation (“CMO”) Risk.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.  Actual future results may vary from these estimates, particularly during periods of extreme market volatility.  Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities.  For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.  CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee.  Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Balanced Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk.  Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity.  Such investments are usually discounted from their value at maturity.  Commercial paper can be fixed-rate or variable rate.  Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk.  Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Convertible Securities Risk.  Convertible securities may be subordinate to other securities.  The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted.  The value of convertible securities tends to decline as interest rates increase.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Corporate Bond Risk.  The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services.  There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.  Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Credit Risk.  The Balanced Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Balanced Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Balanced Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Balanced Fund, the Balanced Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Balanced Fund will decrease.  The Balanced Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit-Linked Note Risk.  Credit-linked notes are a type of structured note.  Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note.  Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note.  The Balanced Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt.  The Balanced Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Credit Risk.  A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan borrower is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.  The downgrade of the credit of a security held by a Fund may decrease its value.  Securities are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

Currency Risk.  A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk.  When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a Fund uses derivatives, a Fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Emerging Market Risk.  Foreign investment risk may be particularly high to the extent the Balanced Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets).  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk.  Equity risk is the risk that the prices of stocks held by a Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of a Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by a Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected.  This may occur when interest rates rise.  This may negatively affect Balanced Fund returns, as the value of the security decreases when principal payments are made later than expected.  In addition, because principal payments are made later than expected, the Balanced Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Foreign Securities Risk.  Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.  Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.  The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets.  Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country.  In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost.  Foreign brokerage commissions and other fees are also generally higher than in the United States.  There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.  These risks may be more pronounced to the extent that the Balanced Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Balanced Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets.  Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

High Yield and Unrated Securities Risk.  High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds.  The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk.  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.  There may be less governmental intervention in the securities markets in the near future.  If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a Fund’s net asset value.

Investment in Investment Vehicles Risk.  Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Balanced Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.  Moreover, the Balanced will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk.  Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk.  Loans may offer a fixed or floating interest rate.  Loans are often generally below investment grade and may be unrated.  Loans may be difficult to value and some can be subject to liquidity risk.

Investment Style Risk.  During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk.  The Balanced Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Balanced Fund to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk.  In certain circumstances, it may be difficult for the Balanced Fund or an Underlying Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Balanced Fund to be less liquid and unable to realize what a sub-adviser believes should be the price of the investment.

Management Risk.  The Balanced Fund is subject to management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio managers in connection with managing the Balanced Fund.  There is no guarantee that the investment objective of the Balanced Fund will be achieved.  Furthermore, active trading that can accompany active management will increase the costs the Balanced Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Balanced Fund and, as a result, may lower the Balanced Fund’s performance.

Market Risk.  For equity securities, stock market movements may affect a Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mezzanine Investments Risk.  The Balanced Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities.  However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower.  Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Multi-Managed Fund Risk.  The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies.  As a result, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Municipal Securities Risk.  Municipal securities may be subject to credit, interest and prepayment risks.  In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers.  Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.  Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.  Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole.  Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Portfolio Strategy Risk.  The investment performance of a Fund is in part dependent upon a sub-adviser’s skill in making appropriate investments. To the extent that a Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a Fund’s strategy can lead to substantial differences in the sector or industry allocation of a Fund relative to the market or index.

Portfolio Turnover Risk.  A Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund’s effective investment return.

Preferred Securities Risk.  A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk.  The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.  Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.  Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Privately Issued Securities Risk.  The Balanced Fund may invest in privately-issued securities of public and private companies.  Privately issued securities have additional risk considerations than investments in comparable public investments.  Whenever the Balanced Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.  Certain privately-issued securities may be illiquid.  If there is no readily available trading market for privately-issued securities, the Balanced Fund may not be able to readily dispose of such investments at prices that approximate those at which the Balanced Fund could sell them if they were more widely traded.  Privately-issued securities are also more difficult to value.  Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Recent Market Events Risk.  Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Regulatory and Legal Risk.  U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Balanced Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Balanced Fund (such as regulations related to investments in derivatives).  These may impact the investment strategies, performance, costs and operations of the Balanced Fund or taxation of shareholders.

Reinvestment Risk.  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Repurchase Agreement and Reverse Repurchase Agreement Risk.  In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Balanced Fund or, in the case of a reverse repurchase agreement, the securities sold by the Balanced Fund, may be delayed.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  If the Balanced Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Balanced Fund’s yield.

Restricted Securities Risk.  Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Balanced Fund.

Small Cap Risk.  Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies.

Socially Responsible Risk. The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the sub-adviser may choose from may be more limited than those of a Fund that is not restricted to investing in companies that meet social criteria. As a result, the sub-adviser may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell certain securities when it is disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Structured Notes Risk.  Investments in structured notes involve risks associated with the issuer of the note and the reference instrument.  Where the Balanced Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Style Risk.  The risk of investing in growth or value styles is the style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Synthetic Investment Risk.  The Balanced Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Balanced Fund’s investment strategies.  Customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Balanced Fund’s performance in a materially adverse manner.  Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk.  The Balanced Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date.  TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised.  Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

When Issued and Forward Commitment Risk.  When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.  When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date.  However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

Valuation Risk.  A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Performance Information

The information below provides an illustration of how each Fund’s investment performance has varied over time.  The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with one or more broad-based securities market indices and, for certain Funds, an additional index with characteristics relevant to the Fund.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Equity Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 15.12% (quarter ended 9/30/09) and the lowest return for a quarter was (22.46)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Equity Fund	30.36%	14.89%	5.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Income Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 6.35% (quarter ended 9/30/09) and the lowest return for a quarter was (4.48)% (quarter ended 9/30/08).

Average Annual Total Returns

(%) as of December 31, 2013

	1 year	5 years	10 years
Income Fund	-2.16%	6.77%	4.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

International Equity Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 24.58% (quarter ended 6/30/09) and the lowest return for a quarter was (21.43)% (quarter ended (9/30/11).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
International Equity Fund	13.12%	10.73%	4.38%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Small Cap Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 19.32% (quarter ended 6/30/09) and the lowest return for a quarter was (27.01)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Small Cap Fund	40.28%	19.27%	5.92%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Socially Responsible Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended 6/30/09) and the lowest return for a quarter was (23.64)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Socially Responsible Fund	29.01%	14.82%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Balanced Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 3/30/09) and the lowest return for a quarter was (12.16)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (reflects no deduction for fees, expenses or certain taxes)*	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes)*	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)*, **	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)***	18.02%	12.63%	6.65%

*
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

**	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
***	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

C.  OTHER COMPARISONS BETWEEN THE FUNDS

Investment Adviser.  Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of December 31, 2013, managed approximately $127 billion in assets. Wilshire also provides investment technology products and investment consulting and provides equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. As of the date of this Prospectus/Proxy Statement, the investment committee is comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe and Erin Simpson. Cleo Chang is chairman of the investment committee.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board one or more unaffiliated sub-advisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets.  Wilshire also reviews, monitors and reports to the Board regarding the investments performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with a Fund’s continuous investment program.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.

Sub-advisers.  Wilshire uses a “manager of managers” approach for all of the Funds by which Wilshire selects sub-advisers to manage each Fund’s assets.  Each sub-adviser serves pursuant to a sub-advisory agreement with Wilshire.  A description of each Fund’s sub-adviser(s) and portfolio managers follows.

Sub-adviser for the Balanced Fund.  Wilshire entered into a subadvisory agreement with Guggenheim to manage a portion of the Balanced Fund effective July 8, 2014, subject to supervision of Wilshire and the Board.  Guggenheim is a Delaware limited liability company formed on September 29, 2005, and its principal address is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. Guggenheim is registered with the SEC and generally provides investment advice to institutional clients through separate accounts and registered and unregistered pooled investment vehicles.  Guggenheim had approximately $129.5 billion in assets under management as of April 30, 2014.  Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Stephen H. Brown, CFA.  B. Scott Minerd is Global Chief Investment Officer of Guggenheim.  Mr. Minerd joined Guggenheim in 1999 and is a founding Managing Partner at Guggenheim.  Anne B. Walsh, CFA, JD is Senior Managing Director and Assistant Chief Investment Officer, Fixed Income at Guggenheim. Ms. Walsh joined Guggenheim in 2007.  James W. Michal is Managing Director and Portfolio Manager at Guggenheim.  Mr. Michal joined Guggenheim in 2008.  Stephen H. Brown, CFA is Director and Portfolio Manager at Guggenheim. Mr. Brown joined Guggenheim in 2010.  Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

Sub-advisers for the Equity Fund.  Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Equity Fund’s portfolio.

Santa Barbara is located at 2049 Century Park East, 17th Floor, Los Angeles, CA 90067. As of December 31, 2013, Santa Barbara managed approximately $6.3 billion in assets, which includes approximately $1.9 billion in Unified Managed Account (“UMA”) assets.  Santa Barbara is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect subsidiary of Windy City Investments Holdings, LLC (“Holdings”), LLC, a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. Equity investors of Holdings include certain MDP private equity divisions of U.S. Bancorp and other financial services companies.  On April 14, 2014, TIAA-CREF, a national financial services organization, announced it had entered into an agreement to acquire Nuveen. The transaction is expected to be consummated by the end of 2014.

James Boothe, Chief Investment Officer of Santa Barbara, is the Portfolio Manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe has served as Portfolio Manager for the Fund since 2013.  Mr. Boothe joined Santa Barbara in 2002 and previously was a Portfolio Manager with USAA Investment Management. Mr. Booth provides portfolio management services to 3,184 portfolios directly or as part of a team on a day-to-day basis.

TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of December 31, 2013, TWIN managed approximately $948 million in assets under management.  An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Equity Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund, has served as Portfolio Manager for the Equity Fund since 2013.  Mr. Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Enhanced Equity product. Mr. Gerber received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation. Mr. Gerber also serves as member of the Investment Advisory Committee of New York State Teachers Retirement System (NYSTRS).

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund, has served as Portfolio Manager for the Equity Fund since 2013.  Mr. Erfort, who joined TWIN in January 1997, is a CFA Charter Holder and a Portfolio Manager and Senior Vice President of TWIN.

Sub-advisers for the Income Fund.  Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAMCL”) jointly manage an assigned portion of the Income Fund.  Established in 1971, Western is located at 385 E. Colorado Boulevard, Pasadena, California 91101.  As of December 31, 2013, total assets under management by Western were approximately $364.7 billion and $38.6 billion by WAMCL.  WAMCL is affiliated with Western under common control.  WAMCL provides certain sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. S. Kenneth Leech, Co-Chief Investment Officer, is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests.  Mr. Leech is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios.  Mr. Leech has served as a portfolio manager of the Fund since 2014.

With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Eichstaedt has served as Portfolio Manager since 2000.  Mr. Lindbloom has served as Portfolio Manager since 2005.  Mr. Buchanan has served as Portfolio Manager since 2005.  Mr. Gardner has served as Portfolio Manager since 2000.  Messrs. Walsh, Eichstaedt, Scholnick, Gardner, Lindbloom and Buchanan have been Portfolio Managers for Western for more than five years.

These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Sub-advisers for the International Equity Fund.  Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the International Equity Fund’s portfolio.

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Day to day management of Thomas White’s portion of the International Equity Fund and the Wilshire International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992 and has served as a portfolio manager to the International Equity Fund since 2007 . He has been managing investments for 48 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Li, Executive Vice President and Director of Research, joined Thomas White in 1994 and has served as a portfolio manager to the International Equity Fund since 2007. He has been managing investments for 19 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Executive Vice President and Assistant Director of Research, joined Thomas White in 1999 and has served as a portfolio manager to the International Equity Fund since 2007.  She has been managing investments for 15 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995 and has served as a portfolio manager to the International Equity Fund since 2007. He has been managing investments for 23 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients.  WCM had approximately $4 billion in assets under management as of December 31, 2013.  WCM’s portion of the International Equity Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of five investment professionals. Current members of the ISG are Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black has 30 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013. He joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.  Peter J. Hunkel has 15 years of investment experience  and has served as a portfolio manager to the International Equity Fund since 2013.  He has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.  Michael B. Trigg has 13 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013.  He has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Kurt R. Winrich, CFA, has 29 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013. He joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Sub-advisers for the Small Cap Fund. Los Angeles Capital and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Small Cap Fund’s portfolio.

Los Angeles Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, had approximately $16 billion in assets under management as of December 31, 2013.  Thomas D. Stevens, CFA, Chairman and President, Principal; Hal W. Reynolds, CFA, Chief Investment Officer, Principal; and Daniel E. Allen, CFA, Director of Global Equities, Principal, are the senior portfolio managers for Los Angeles Capital’s allocated portion of the Small Cap Fund.  From 1980 until April 2002, when Los Angeles Capital was formed, Mr. Stevens, a founding Principal of Los Angeles Capital, was employed by Wilshire Associates Incorporated, where he served as a Senior Managing Director and Principal.  Previously, he directed its Equity Division before assuming responsibility for Wilshire Asset Management, which he headed for 16 years. Mr. Reynolds is one of the founding Principals of Los Angeles Capital. Prior to co-founding Los Angeles Capital, Mr. Reynolds was a Managing Director and Principal at Wilshire Associates Incorporated. In 1998, he joined Wilshire Asset Management as the Chief Investment Officer and in 1989, joined the consulting division where he served as a senior consultant to large ERISA plans. Prior to joining Los Angeles Capital in 2009, Mr. Allen, a Principal, was a Senior Managing Director and Board member of Wilshire Associates Incorporated. Mr. Allen began in the Equity Management Division in 1983, joined Wilshire’s Consulting Division in 1991, and in 1998, he moved to Europe to lead Wilshire’s Private Markets Group asset management activities in the region, where he also served on the Global Investment Committee before returning to Los Angeles in 2008 as a Management Committee member of the Private Markets Group.

Ranger, located at 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201, had approximately $2.159 billion in assets under management as of December 31, 2013.  W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Cap Fund’s assets and has served as a portfolio manager to the Small Cap Fund since 2011.  Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and small/mid-cap growth strategies.  Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies.  Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Sub-adviser for the Socially Responsible Fund.  ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  ClearBridge provides investment management services to institutional and retail investors. ClearBridge Investments, LLC is a wholly owned subsidiary of Legg Mason, Inc. ClearBridge was formed in 2006 by Legg Mason, Inc. (“Legg Mason”) following Legg Mason’s acquisition of substantially all of the global investment management business then known as Citigroup Asset Management from Citigroup, Inc. ClearBridge is Legg Mason’s largest equity manager, with approximately $90 billion in assets under management at December 31, 2013.

Senior Portfolio Managers Scott Glasser and Michael Kagan, along with Portfolio Manager Mary Jane McQuillen, head of the Environmental, Social and Governance (ESG) Research & Integration research team, are primarily responsible for managing the Socially Responsible Fund.  Mr. Glasser, Co-Chief Investment Officer, Managing Director and Senior Portfolio Manager, has served as a portfolio manager to the Socially Responsible Fund since 2009.  Mr. Glasser joined a predecessor organization in 1993 and has over 23 years of investment industry experience. Mr. Kagan, Managing Director and Senior Portfolio Manager, has served as a portfolio manager to the Socially Responsible Fund since 2009.  Mr. Kagan  joined a predecessor organization in 1994 and has over 29 years of investment experience.  Ms. McQuillen, Managing Director and Portfolio Manager, ESG Investments, has served as a portfolio manager to the Socially Responsible Fund since 2009 and has 18 years of investment industry experience.

Distribution and Shareholder Services Plan.  The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to the distributor to compensate the distributor for distribution and shareholder services provided to shareholders.

For the fiscal year ended December 31, 2013, each Acquired Fund paid 0.25% of 12b-1 fees, and because the Balanced currently incurs 12b-1 fees on all of its assets except for those invested in the Income Fund, it paid 12b-1 fees of 0.16% for the fiscal year ended December 31, 2013.  Effective July 8, 2014, the Balanced Fund is expected to incur 12b-1 fees of 0.25% of average net assets.

Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Charter Documents.  Each Fund is a series of the Trust, a Delaware statutory trust.  The Funds are governed by the Declaration of Trust.  Additional information about the Declaration of Trust is provided below.

Shares.  On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.  All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series.  All shares of all series of the Trust are voted together in the election of Board members.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Shareholder Meetings.  As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing Board members, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the shareholders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting on the removal of a Board member and the Trust will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.

Shareholder meetings may be called at any time by a majority of the Board and will be called by any Board member upon written request of shareholders holding, in the aggregate, not less than 10% of the Trust’s outstanding shares.  Shareholder meetings will be held on any day, time and place as designated by the Board.  Shareholders of one-third of the interests in the Trust, present in person or by proxy, will constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law or the Declaration of Trust or the By-Laws of the Trust.  If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the Trust require a greater number of affirmative votes.

The affirmative vote by the shareholders present, in person or by proxy, holding less than 50% of the interests of the shareholders present, in person or by proxy, at a meeting will be sufficient for adjournments.  Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting will be adjourned for more than six months beyond the originally scheduled meeting date.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Shareholder Liability.  The Trust indemnifies and holds each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and reimburses such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder is entitled to indemnification unless such shareholder is a shareholder of interests of such series.

Voting Powers.  The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to certain amendments to the Declaration of Trust as described therein, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

The foregoing is a general summary of certain provisions of the Declaration of Trust governing the Trust.  It is qualified in its entirety by reference to the Declaration of Trust.

D.  INFORMATION ABOUT THE PROPOSED MERGERS

General.  The shareholders of each Acquired Fund are being asked to approve a merger between their Acquired Fund and its corresponding Balanced Fund pursuant to the Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

Each merger is structured as a transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for the assumption by the Balanced Fund of all of the liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Balanced Fund Shares (as defined in the Agreement) equal in aggregate value to the net value of the assets transferred to the Balanced Fund.

After receipt of the Balanced Fund Shares, the applicable Acquired Fund will distribute the Balanced Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Fund, and the legal existence of such Fund as a series of the Trust will be terminated.  Each shareholder of such Acquired Fund will receive a number of full and fractional Balanced Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Acquired Fund shares.  Such shares will be held in an account with the corresponding Balanced Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund.  Each Participating Insurance Company will then allocate its Balanced Fund Shares on a pro-rata basis among the Contract Owners in the applicable Acquired Fund separate account (or in sub-accounts thereof).  Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to the Balanced Fund.

Prior to the date of the mergers, each Acquired Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the Balanced Fund, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger.  Contract Owners who invest in an Acquired Fund through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under section 72 of the Code and Treasury Regulations thereunder.

The Board of the Trust has voted to approve the Agreement and the proposed mergers and to recommend that shareholders also approve their Acquired Fund’s applicable merger.  The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by an Acquired Fund’s shareholders as indicated under “Information About Voting and the Special Meeting” below.

Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Balanced Fund.  The merger of one Acquired Fund into the Balanced Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.

In the event that a merger does not receive the required shareholder approval, each applicable Acquired Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board of the Trust may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Mergers.

On May 16, 2014, the Board of the Trust met to consider the proposed mergers of each Acquired Fund into the Balanced Fund.  The Board of the Trust, which is comprised of Trustees all of whom are not “interested persons” of the Trust (as defined by the 1940 Act), approved the terms of each merger.  The Board also recommends that the mergers be approved by the Acquired Funds’ shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve the mergers, the Board considered the factors described below:

In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale;

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, on May 16, 2014, the Balanced Fund pursued its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in the Income Fund.  Despite the difference in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity; and

Wilshire believes this proposal should provide several advantages:

•	The Balanced Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;

•	Following the mergers, the Balanced Fund will offer Fund shareholders improved diversification and an improved overall risk/return profile; and

•	The mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

In addition, the Board considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve the mergers:

The Board noted that the Balanced Fund would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of a Fund’s portfolio.

The Board noted that the estimated total annual operating expense ratio of the Balanced Fund (post-mergers) is expected to be lower than each Acquired Fund, other than the Income Fund.  The Board considered that, pending Acquiring Fund shareholder approval of the mergers and approval by shareholders of the Balanced Fund of the amended advisory agreement, Wilshire’s commitment to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.  The Board also reviewed information comparing the Balanced Fund’s post-merger net expense ratio as estimated by Wilshire against a peer group of world allocation funds provided by Wilshire and noted that the Balanced Fund’s estimated net expense ratio was competitive and ranked in the top 30% of the peer group.

The Board concluded that no merger would result in the dilution of shareholder interests.

The Board noted that the services available to shareholders of the Balanced Fund would be identical to those available to shareholders of the Acquired Funds.

The Board considered that each merger is expected not to result in individual contract owners recognizing any gain or loss for federal income tax purposes.

The Board also considered the alternatives to the mergers.

Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in the proposed mergers would be in the best interest of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  The Board unanimously recommends that shareholders of each Acquired Fund approve the mergers.

Agreement and Plan of Reorganization.  Each proposed merger will be governed by the Agreement, the form of which is attached as Appendix A.  The Agreement provides that each Acquired Fund will transfer all of its assets to the Balanced Fund solely in exchange for the issuance of full and fractional Balanced Fund Shares and the assumption of all the Acquired Fund’s liabilities.  The Balanced Fund Shares will be issued on September 22, 2014 or such other date as may be agreed upon by the parties (the “Closing Date”).  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to the Balanced Fund, and in exchange, the Balanced Fund will assume all liabilities of the corresponding Acquired Fund and deliver to such Acquired Fund a number of full and fractional Balanced Fund Shares having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Balanced Fund.  On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all of the Balanced Fund Shares received by such Acquired Fund.  This distribution will be accomplished by the transfer of Balanced Fund Shares credited to the account of the Acquired Fund on the books of the Balanced Fund to open accounts on the share records of the Balanced Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Balanced Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Balanced Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the value of the Acquired Fund shares surrendered by such shareholder.

The Board of the Trust has determined that each proposed merger is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement.  With respect to each merger, the Agreement may be terminated by mutual agreement of the Balanced Fund and the corresponding Acquired Fund.  The Agreement may be terminated with respect to one or all of the mergers.  In addition, either an Acquired Fund or the Balanced Fund may at its option terminate the Agreement with respect to its merger at or before the Closing Date due to (i) a breach by any other party to such merger of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a merger is not in the best interests of a Fund.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Balanced Fund with a list of the Acquired Fund’s portfolio securities and other investments.  The Balanced Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Balanced Fund’s investment objective, policies, and restrictions.  The Acquired Fund, if requested by the Balanced Fund, will dispose of securities on the Balanced Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Fund and the Balanced Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Balanced Fund with respect to such investments, the Acquired Fund, if requested by the Balanced Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by the Balanced Fund.

Description of the Balanced Fund Shares.  Balanced Fund Shares will be issued to each Acquired Fund’s shareholders in accordance with the Agreement as described above.  The Balanced Fund Shares have the same characteristics as shares of each Acquired Fund.  For more information on the characteristics of the Balanced Fund Shares, please see the Balanced Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

As long as the Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, each merger, whether or not treated as a tax-free reorganization, will not create any federal income tax liability for Contract Owners.  Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to income taxes and a 10% federal tax penalty.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner.  Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of each merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the applicable Acquired Fund’s shareholders, such Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).  Additional distributions may be made if necessary.  All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of the Balanced Fund unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

Capitalization.  The following table shows the capitalization of each Fund as of December 31, 2013 and of the Balanced Fund on a pro forma unaudited combined basis, assuming consummation of the merger of the International Equity Fund into the Balanced Fund only, which would result in the highest operating expense ratio, and assuming consummation of the mergers of all Acquired Funds into the Balanced Fund, which would result in the lowest operating expense ratio.

Capitalization Table as of December 31, 2013 (Unaudited)

	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund	Pro Forma Adjustments (consummation of International Equity Fund merger only)(1)	Pro Forma Combined (assuming consummation of International Equity Fund merger only)	Pro Forma Adjustments (consummation of mergers of all Acquired Funds )	Pro Forma Combined (assuming consummation of mergers of all Acquired Funds )(1)
Net Assets
Total Net Assets	$219,969,374	$71,689,596	$36,116,245	$44,752,046	$56,222,916	$157,819,667	$--	$193,935,912	$—	$586,569,844
Shares Outstanding	8,592,174	6,169,840	2,575,715	2,130,728	3,548,854	8,124,990	(714,304)	9,986,401	(937,881)	30,204,420
Net Asset Value Per Share	$25.60	$11.62	$14.02	$21.00	$15.84	$19.42	$--	$19.42	$—	$19.42

(1)	Pro forma adjustments are due to the different net asset values of the Funds.

The Board of the Trust unanimously recommends approval of each merger.

II.  PROPOSAL 2:  APPROVAL OF AN AMENDMENT TO
THE INVESTMENT ADVISORY AGREEMENT
FOR THE BALANCED FUND

Introduction

The Board of Trustees approved an amendment to the Investment Advisory Agreement between Wilshire and the Trust, with respect to the Balanced Fund (the “Amended Advisory Agreement”), and recommends that shareholders of the Balanced Fund approve the Amended Advisory Agreement.  The current Investment Advisory Agreement is included as Appendix C and the Amendment to the Advisory Agreement is included as Appendix D to this Prospectus/Proxy Statement.  The Amended Advisory Agreement provides for a change in the manner in which the advisory fee is calculated for the Balanced Fund.  The Amended Advisory Agreement is designed to align the compensation provided under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Balanced Fund will pay an advisory fee on assets invested in unaffiliated investment companies, including fixed income exchange-traded funds (“ETFs”). Other than the change in the manner in which the advisory fee is calculated, there are no differences between the Amended Advisory Agreement and the Trust’s current Investment Advisory Agreement with Wilshire (the “Current Advisory Agreement”).  Contingent upon shareholder approval of the proposed mergers detailed in Proposal 1 and the Amended Advisory Agreement, Wilshire has agreed to limit expenses of the Balanced Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.

Description of the Current and Amended Advisory Agreements

Wilshire, 1299 Ocean Avenue, Santa Monica, California 90401-1085, has served as the investment adviser of the Trust since March 1, 1999 pursuant to the Current Advisory Agreement.  The Current Agreement dated March 1, 1999 was last submitted to shareholders of the Balanced Fund on September 15, 2004 for the purpose of amending the Current Advisory Agreement to increase the advisory fees payable thereunder and to provide for the assumption by Wilshire of certain administrative services that were previously provided by the Trust’s former sponsor.  This prior increase in advisory fees was accompanied by an elimination of a separate administrative services fee and was approved by shareholders.  The Board of Trustees last approved the renewal of the Current Advisory Agreement on November 20, 2013.

The terms of the Amended Advisory Agreement are identical to those of the Current Advisory Agreement, except for the manner in which the advisory fee is charged under the Amended Advisory Agreement.  If approved by shareholders of the Balanced Fund, the Amended Advisory Agreement would take effect on or around the Closing Date.  The Amended Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Balanced Fund at least annually in the manner required under the 1940 Act.

Investment Services and Duties.  The Adviser manages the investment and reinvestment of the assets of the Balanced Fund and continuously reviews, supervises and administers the Balanced Fund’s investment program.  The Adviser’s duties under the Current Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for the Balanced Fund or a portion of such Balanced Fund’s assets designated from time to time by the Adviser, including investment, research and management with respect to all securities and investments and cash equivalents for the Balanced Fund or the designated portion of such Balanced Fund’s assets.  The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with the Balanced Fund’s continuous investment program.  In addition, to the extent Balanced Fund assets are not being managed by a sub-adviser, the Adviser will determine what securities and other investments to purchase, retain or sell.  The Adviser also maintains books and records with respect to its services under the Current Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.  The Amended Advisory Agreement contains these same provisions.

The Current Advisory Agreement also provides that the Adviser will review, monitor and report to the Board of Trustees regarding each sub-adviser’s compliance with Balanced Fund policies and legal requirements as directed by the Board of Trustees from time to time.  In addition, the Current Advisory Agreement provides that the Adviser will be responsible for overseeing the Balanced Funds’ directed brokerage arrangements.  Subject to supervision and control of the Board of Trustees, the Current Advisory Agreement requires that the Adviser provide certain administrative services in connection with the investment of Balanced Fund assets as directed by the Board of Trustees from time to time.  The Amended Advisory Agreement contains these same provisions.

Administrative Services and Duties.  The Current Advisory Agreement provides that the Adviser will provide to the Trust facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Balanced Fund other than those services to be performed by a distributor of the Balanced Fund’s shares pursuant to a distribution agreement, those services to be performed by the Balanced Fund’s custodian pursuant to the Trust’s custodian contract, those services to be performed by the Balanced Fund’s transfer agent pursuant to the Trust’s transfer agency agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those services to be performed by the Balanced Fund’s administrator pursuant to an administration agreement and those services normally performed by the Trust’s counsel and auditors.  The Current Advisory Agreement also provides that the Adviser will oversee the performance of the Trust’s third party service providers, will participate in the periodic updating of the Trust’s registration statement and in the preparation of reports to shareholders and the SEC, will pay all costs and expenses of maintaining the Trust’s offices and will assist the Trust’s service providers as required to carry out the business and operations of the Trust.  The Amended Advisory Agreement contains these same provisions.

Expenses.  Under the Current Advisory Agreement, the Adviser pays all expenses incurred by it in performing its services and duties under the agreement (including without limitation all compensation of sub-advisers to the Balanced Fund pursuant to its agreements with such sub-advisers).  The Trust bears all other expenses incurred in the operation of the Balanced Fund.  The Amended Advisory Agreement contains the same provisions.

Compensation.  In return for the services provided under the Current Advisory Agreement, the Balanced Fund pays the Adviser an advisory fee based on an annual percentage of the Balanced Fund’s average daily net assets, calculated daily and paid monthly.  Under the Current Advisory Agreement, the Balanced Fund pays the Adviser an advisory fee based on the Balanced Fund’s average daily net assets as follows:

Rate
On the First Billion	On the Balance
0.550%	0.450%

The Amended Advisory Agreement contains the same advisory fee.  However, the Amended Advisory Agreement will provide that Wilshire shall reduce the advisory fee to be paid by the Balanced Fund to Wilshire by the amount of any advisory fees paid indirectly by the Balanced Fund to other affiliated investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities.  Under the Current Advisory Agreement, Wilshire reduces the advisory fees paid by the Balanced Fund by the amount of any advisory fees paid indirectly by the Balanced Fund with respect to investment in other investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities.

The following table shows the amount the Balanced Fund paid the Adviser in advisory fees for the fiscal year ended December 31, 2013, the amount the Adviser would have received for the fiscal year ended December 31, 2013 if the advisory fee proposed under the Amended Advisory Agreement had been in effect and the percentage difference between these two amounts.

Advisory Fees Paid to Adviser For Fiscal Year Ended 12/31/13*	Advisory Fees the Adviser Would Have Received if Amended Advisory Agreement Was in Effect*	Percentage Change
$0*	$0*	0%

*	During the fiscal year ended December 31, 2013, the Balanced Fund was fully invested in affiliated investment companies.

For more information on how the change in the manner the advisory fee is calculated would affect the Balanced Fund expenses you pay, see the pro forma fee and expense tables below.

Fees and Expenses

The following comparative fee tables show annual operating expenses (as a percentage of net assets) for the Balanced Fund as of December 31, 2013 and the pro forma effect of the Amended Advisory Agreement and expense limitation agreement, assuming shareholders of the Balanced Fund approve Proposal 1.(1)

	Balanced Fund	Pro Forma
Advisory Fees	0.17%	0.22%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.28%
Acquired fund fees and Expenses(2)	0.80%	0.72%
Less Fee Waiver/Expense Reimbursement(3)	0.00%	(0.25)%
Net Annual Operating Expenses	1.40%(2)	1.22%

(1)
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of Appendix B.  The Advisory Fee shown is restated based upon the change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities of the Fund effective July 8, 2014.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

(2)
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(3)
Pending shareholder approval of the mergers and the Amended Advisory Agreement, Wilshire has agreed to contractually limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.

Example

The following example helps you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Balanced Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.  Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$ 143	$443	$766	$1,680
Pro Forma	$ 134	$450	$788	$1,745

Liability of the Adviser.  The Current Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or by the Balanced Fund in connection with matters relating to the Agreement, except for a loss resulting from a breach of the Adviser’s fiduciary duty with respect to the receipt of compensation for services or for a loss resulting from the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.  The Amended Advisory Agreement has the same provisions.

Term and Termination of the Agreements.  The Current Advisory Agreement continues in effect with respect to the Balanced Fund (unless terminated sooner) if approved at least annually by (i) a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Balanced Fund or the Board of Trustees.  The Current Advisory Agreement may be terminated with respect to the Balanced Fund at any time by the Board of Trustees or by a vote of a majority of the outstanding shares of the Balanced Fund on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust.  The Current Advisory Agreement also provides for its automatic termination in the event of an “assignment” as defined in the 1940 Act.  The Amended Advisory Agreement contains the same provisions.  If the Amended Advisory Agreement is not approved by shareholders, the Current Advisory Agreement will continue in effect as described above.

Additional Information About the Adviser

Dennis A. Tito, 1299 Ocean Avenue, Santa Monica, California 90401-1085, beneficially owns a majority of the outstanding shares of the Adviser.  Appendix E lists the names, positions and principal occupations of the principal executive officers and directors of the Adviser.

Board Considerations

The Board, which is comprised of Trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the Amended Advisory Agreement at a meeting held on May 16, 2014.  The Board received materials relating to the Amended Advisory Agreement in advance of the meeting.  In considering the approval of the Amended Advisory Agreement, the Board took into account certain information and materials relating to Wilshire that the Board had received and considered in connection with the annual review of the prior advisory agreement with Wilshire (the “Prior Advisory Agreement”) at its meeting on November 20, 2013.

The information in this summary outlines the Board’s considerations associated with its approval of the Amended Advisory Agreement.  In connection with its deliberations, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the Prior Advisory Agreement; comparative fees and expense ratios as provided by Wilshire in consultation with the Morningstar Direct database (“Morningstar”), the anticipated profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale as the Fund grows; and whether any fall-out benefits are being realized by Wilshire.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Independent Trustees discussed the Amended Advisory Agreement with Wilshire and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the 1940 Act, the approval was confirmed by the unanimous separate vote of the Independent Trustees.  In deciding to approve the Amended Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the approval of the Prior Advisory Agreement, pursuant to a process that concluded at the Board’s November 20, 2013 meeting following an extensive process.  At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to Wilshire requesting information regarding the Prior Advisory Agreement to be provided to the Trustees in advance of the Board meeting held on November 20, 2013.  In response to the request for information, the Trustees received information from Wilshire as to the Fund describing:  (i) the nature, extent and quality of services provided; (ii) the investment performance of the Fund as provided by Wilshire based upon data gathered from Morningstar, along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by Wilshire; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by Wilshire and any sharing of such for the benefit of the Fund’s shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by Wilshire from its relationship with the Fund.  The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the recommendation made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 19, 2013. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Prior Sub-Advisory Agreement.

At its May 16, 2014 Board meeting, the Board considered the amendment to the Prior Advisory Agreement to change the manner in which the advisory fee is calculated in order to align the compensation under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Fund would pay an advisory fee on assets invested in unaffiliated investment companies, including exchange-traded funds.  Other than the advisory fee calculation, the Board noted there are no differences between the Amended Advisory Agreement and the Prior Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by Wilshire, the Board considered the information provided in connection with the renewal of the Prior Advisory Agreement.  The Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Fund.  The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Prior Advisory Agreement and the resources made available to such personnel.  The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Fund.  The Board concluded that appropriate resources were being provided under the Prior Advisory Agreement to administer the Fund’s affairs.  The Board also reviewed the Adviser’s financial condition.  At the May 2014 meeting, the Board considered the financial support to be provided by the Adviser to the Balanced Fund pursuant to an expense limitation agreement.

At the November 2013 meeting, the Board reviewed information on the performance of the Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2013, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to the Fund’s benchmark for the same periods ended September 30, 2013.  The Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods and the benchmark for the one-, three, five- and ten-year periods, the Fund outperformed the median of its peer group for the one-year period and had competitive performance relative to its peer group for the three-year period.  Based upon the above, the Board determined that the performance met expectations.  At its May 2014 meeting, the Board noted the changes to the Fund’s investment strategy since its November 2013 meeting.

The Board concluded that the nature, quality and extent of the services provided by Wilshire to the Fund are satisfactory.

Advisory Fee

At its November 2013 meeting, the Board reviewed the Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of a peer group of funds.  The Board concluded that the actual fee paid was in a competitive range with the Fund’s peer group.  As to total expenses, the Board noted that total expenses are influenced by the small size of the complex.  The Board concluded that the advisory fee for the Fund was reasonable and appropriate in amount.  At its May 2014 meeting, the Board considered that the change in the manner the advisory fee is calculated will align the compensation provided under the advisory agreement with other funds advised by Wilshire that invest in unaffiliated funds so that the Fund will pay an advisory fee on assets invested in unaffiliated investment companies.  The Board noted that total expenses may increase in the future if the Fund were to invest in unaffiliated investment companies but considered that Wilshire has agreed to limit Fund expenses pursuant to an expense limitation agreement.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Prior Advisory Agreement, the Board primarily considered the fee structure of the Prior Advisory Agreement, including the costs of the services provided and the profits to be realized by Wilshire from its relationship with the Fund.  The Board concluded that the profits to be realized by Wilshire were reasonable in comparison with the costs of providing investment advisory services to the Fund.  In addition, the Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reasonably reflect economies of scale for the benefit of shareholders.  The Board reviewed the Fund’s asset size, the Fund’s expense ratio and whether the investment process produced economies of scale.  The Board noted that the advisory fee for the Fund includes a breakpoint.  The Board concluded that the Fund’s advisory fee reasonably reflected all available economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by Wilshire from its relationship with the Fund.  The Board determined that the advisory fee was reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Advisory Agreement are fair and reasonable and that the Amended Advisory Agreement is in the best interests of the Balanced Fund.

The Board recommends that you vote FOR the Amended Advisory Agreement with Wilshire.

III.  PROPOSAL 3:  APPROVAL OF CHANGES IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE BALANCED FUND

The Balanced Fund has adopted certain “fundamental” investment policies that can only be changed by shareholder vote.  As described below, Wilshire recommended to the Board, and the Board is recommending to shareholders, that certain fundamental investment policies of the Balanced Fund be amended or repealed.  Many of the Balanced Fund’s fundamental policies were adopted in response to regulatory or other requirements that no longer apply and create unnecessary restrictions on the Balanced Fund.  The proposed changes would allow the Fund greater flexibility in its ability to make certain investments.  The principal investment strategies of the Balanced Fund are not materially expected to change as a result of these proposals.  Shareholders of the Balanced Fund are being asked to vote separately on each item.  Approval of the change in any investment policy is not contingent on the approval of any other policy.  If approved, such changes will take effect immediately.  On June 20, 2014, the Board voted to approve the proposed changes and to recommend approval of the changes to shareholders.

(a) Senior Securities; Borrowing

Currently, the Balanced Fund’s fundamental investment restriction related to senior securities and borrowing is as follows:

The Fund may not issue senior securities except that the Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income.

It is being proposed that shareholders approve amended and restated fundamental policies relating to senior securities and borrowing as follows:

The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Although both the current and the proposed policy relating to senior securities have some similarities, the proposed policy provides more flexibility.  The 1940 Act prohibits an open-end fund from issuing or selling senior securities except that a fund is permitted to borrow from a bank, in amounts of up to 331⁄3% of its total assets from banks for any purpose.  The SEC has broadly interpreted senior securities to include transactions with the potential for leverage that have not been “covered” through ownership of the instrument underlying the transaction or by representing liquid assets equal in value to the potential exposure given the leveraged transaction.  .

The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, the 1940 Act provides that a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

(b) Oil, gas and mineral exploration or development

The Balanced Fund has a fundamental policy that states that the Fund may not write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs.  The 1940 Act does not address such investments and does not require funds to have a fundamental policy relating to such investments.  In addition, this policy derives from certain state securities laws to which the Fund is no longer subject.  As a result, it is being proposed that the fundamental policy relating to oil, gas and mineral exploration or development be eliminated.

(c) Use of Margin and Short Sales

The Balanced Fund has a fundamental policy that states that the Fund may not purchase securities on margin or sell securities short.  The SEC views these transactions as the creation of a senior security, which will be addressed in the proposed restriction related to senior securities as discussed above.   As a result, it is being proposed that the fundamental policy relating to the use of margin and short sales be eliminated.

(d) Officer and Trustee Investments

The Balanced Fund has a fundamental policy which provides that it may not invest in the securities of any issuer whose officers, directors or security holders is an officer of the Fund, if at the time of or after such purchase any officer or director of the Fund would own more than ½ of 1% of the securities of that issuer or if the Fund’s officers and directors together would own more than 5% of the securities of that issuer.  This policy derives from certain state securities laws to which the Fund is no longer subject.  In addition, the 1940 Act does not have a parallel limitation.  As a result, it is being proposed that the fundamental policy relating to investing in issuers when officers and trustees own such securities be eliminated.

(e) Concentration

Currently, the Balanced Fund’s fundamental investment restriction related to concentrating its investments in any industry is as follows:

The Fund may not purchase any securities that would cause more than 25% of the value of the Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to concentration as follows:

The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The current policy and the proposed policy relating to concentration are substantially similar.  The 1940 Act prohibits a fund without a concentration policy from investing more than 25% of the value of its assets in the securities of issuers engaged in any one industry and excludes U.S. government securities from this limitation.  However, the proposed policy provides more flexibility; should the regulatory requirements on concentration ever change, the Fund would not have to seek shareholder approval to change its policy related to concentration.

(f) Unseasoned Issuers

The Balanced Fund has a fundamental policy which provides that the Fund will not invest more than 5% of its total assets in any issuer with a record of less than three years of continuous operations (including that of any predecessor) excluding securities issued or guaranteed by the U.S. Government.   This policy derives from certain state securities laws to which the Fund is no longer subject.  In addition, the 1940 Act does not address “unseasoned issuers,” and does not require funds to have a fundamental policy relating to such investments.  As a result, it is being proposed that the fundamental policy relating to unseasoned issuers be eliminated.

(g) Pledging

The Balanced Fund has a fundamental policy which provides that the Fund may not mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes.  Pledging transactions may arise, for example, when a Fund engages in securitization or in connection with a borrowing.  Since such activities are covered by other proposed policy changes, it is being proposed that the fundamental policy relating to pledging be eliminated.

(h) Real Estate, Commodities

Currently, the Balanced Fund’s fundamental investment restriction related to real estate and commodities is as follows:

The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts.

It is being proposed that shareholders approve amended and restated fundamental policies relating to real estate and commodities as follows:

The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed fundamental policies would provide more flexibility to invest in real estate and commodities, to the extent permitted by the 1940 Act.  Currently, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in real estate or commodities.  However, it is not anticipated that the Fund would invest directly in real estate or commodities as they are not considered securities under the 1940 Act.

(i) Investing for Control

The Balanced Fund has a fundamental policy which provides that the Fund may not invest in companies for the purpose of exercising control.  This policy is not required under the 1940 Act.  Accordingly, it is proposed that the fundamental policy relating to investing for control be eliminated.

(j) Lending

Currently, the Balanced Fund’s fundamental policy relating to lending states that:

The Balanced Fund may not make loans to other persons (except by the purchase of obligations in which the Balanced Fund is authorized to invest); provided, however, that the Balanced Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Balanced Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to lending as follows:

The Balanced Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed fundamental policy provides for increased flexibility with respect to lending as permitted by the 1940 Act.  Under the proposed policy, the Balanced Fund would be able to lend up to 33 1/3% of the Fund’s total assets as permitted by current SEC staff positions.

(k) Underwriting; Illiquid and Restricted Securities

Currently, the Balanced Fund has a fundamental policy relating to underwriting, illiquid and restricted securities as follows:

The Fund may not underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to underwriting as follows:

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current policy and the proposed policy are substantially similar with respect to the Fund’s ability to act as an underwriter of securities.  In addition, the proposed policy would eliminate the restrictions relating to illiquid and restricted securities.  The 1940 Act does not require funds to adopt fundamental policies related to restricted or illiquid securities.  The Fund’s current illiquid securities policy is more restrictive than SEC interpretations under the 1940 Act, which permit a fund to invest up to 15% of its net assets in illiquid securities.  If this proposal is approved, the Fund would be subject to the 15% limitation in illiquid securities and the Fund would be permitted to invest in restricted securities (subject to the illiquidity restriction).

(l) Diversification

Currently, the Balanced Fund has a fundamental policy relating to diversification as follows:

The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

It is being proposed that shareholders approve an amended and restated fundamental policy relating to diversification as follows:

The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The current policy and the proposed policy are similar.  The current policy requires the Fund to be diversified with respect to 100% of its assets.  The proposed policy tracks the 1940 Act, which requires a diversified fund to invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other registered investment companies, and other securities that are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of the issuer.

(m) Investment Companies

The Balanced Fund has a fundamental policy which provides that the Fund may not invest in securities of other investment companies, except to the extent permitted under the 1940 Act,  and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The 1940 Act does not require funds to adopt a fundamental policy relating to investments in other investment companies.  Accordingly, it is being proposed that this fundamental policy be eliminated and replaced with a non-fundamental policy.  In connection with this proposal, the Board approved a non-fundamental policy that states that the Fund may invest in securities of other investment companies, to the extent permitted under the 1940 Act.  Under the 1940 Act, a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another registered investment company representing more than 5% of the investing fund’s total assets; and (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the fund’s total assets.  The 1940 Act and the rules thereunder also permit open-end funds to purchase shares of other open-end funds in excess of these limits provided that the funds are part of the same fund family and the investing fund restricts its other investments to those permissible under the 1940 Act and the related rules thereunder.

The Board recommends that you vote FOR each change to the Balanced Fund’s fundamental investment policies.

IV. INFORMATION REGARDING NEW SUB-ADVISER FOR BALANCED FUND

This Proxy Statement/Prospectus also serves as an Information Statement and is being furnished to shareholders of the Balanced Fund (for purposes of this section only, the “Fund”)  in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the SEC.  The exemptive order permits Wilshire to employ sub-advisers, terminate sub-advisers, and modify sub-advisory agreements without prior approval of the Fund’s shareholders.

Under the SEC order, if Wilshire retains a new sub-adviser or materially changes an existing sub-advisory agreement between Wilshire and a sub-adviser, shareholders of the affected funds of the Trust are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees to be paid to the sub-adviser(s) of a fund as a result of those changes.  A copy of the new sub-advisory agreement with Guggenheim is attached to this Prospectus/Proxy Statement as Appendix F.  Shareholders of the Balanced Fund are not being asked to vote on this matter.

Appointment of New Sub-adviser to the Balanced Fund

On May 16, 2014, the Board approved the sub-advisory agreement between Wilshire and Guggenheim for purposes of this section only, (the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement”).

The information in this summary outlines the Board’s considerations associated with its approval of the of the Sub-Advisory Agreement.  In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services to be performed by the Sub-Adviser under the proposed sub-advisory arrangement; comparative fees as provided by the Sub-Adviser; the profits to be realized by the Sub-Adviser; the extent to which the Sub-Adviser would realize economies of scale as the Fund grows; and whether any fall-out benefits would be realized by the Sub-Adviser.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Board, which is comprised of Trustees, all of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), discussed the approval of the Sub-Advisory Agreement with management and in private sessions with counsel at which no representatives of the Sub-Adviser were present.

As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Trustees.  In deciding to approve the Sub-advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received.  The Board considered the approval of the Sub-advisory Agreement at the Board’s May 16, 2014 meeting.  The Adviser sent a memorandum to the Sub-Adviser requesting information regarding the Sub-Advisory Agreement to be provided to the Trustees in advance of the meeting.

The Trustees received information from the Adviser regarding the factors underlying the recommendations to approve the Sub-Advisory Agreement.  In response to the request for information, the Board received information from the Sub-Adviser as to the Fund describing:  (i) the nature, extent and quality of services to be provided; (ii) the investment performance of similar strategies managed by Guggenheim; (iii) the financial condition of the Sub-Adviser; (iv) the extent to which economies of scale may be realized as the Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits to be realized by the Sub-Adviser from its relationship with the Fund.  The Independent Trustees were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on May 15, 2014 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement.  The Board considered the reputation, qualifications and background of the Sub-Adviser, investment approach of the Sub-Adviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  In addition, the Board considered the analysis provided by the Adviser, which concluded that the Sub-Adviser would provide reasonable services and recommended that the Sub-Advisory Agreement for the Fund be approved.

The Board reviewed information comparing the Sub-Adviser’s gross investment performance for managing a similar strategy to a relevant benchmark and also the performance of other advisers in managing a similar core plus strategy.  Based upon all relevant factors, the Board determined to approve the Sub-Advisory Agreement, noting that the Sub-Adviser outperformed the benchmark and the performance of other advisers with similar strategies for the annualized one-, three-, five- and ten-year periods ended March 31, 2014.

Sub-Advisory Fees.  The Board considered the Sub-Adviser’s proposed sub-advisory fee.  The Board evaluated the competitiveness of the sub-advisory fee based upon data supplied by the Sub-Adviser about the fees charged to other clients and considered that the fee was appropriate relative to the size of the Fund.  The Board also considered that the sub-advisory fee rate was negotiated at arm’s length between the Adviser and the Sub-Adviser, that the Adviser compensates the Sub-Adviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

Based upon all of the above, the Board determined that the sub-advisory fee was reasonable.

Profitability to the Sub-Adviser.  The Board noted that the Adviser compensates the Sub-Adviser from its own advisory fees and that the fee was negotiated at arm’s length between the Adviser and the Sub-Adviser.  In addition, the Board noted that the revenues to the Sub-Adviser would be limited due to the size of the Fund.  The Board took these factors into consideration in concluding that the sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there may be economies of scale with respect to the sub-advisory services to be provided to the Fund and whether the sub-advisory fee reflects such economies of scale through breakpoints in fees.  The Board also considered whether the effective sub-advisory fee rate under the of the Sub-Advisory Agreement is reasonable in relation to the asset size of the Fund.  The Board concluded that the fee schedule for the Sub-Adviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits.  The Board also considered the character and amount of other incidental benefits to be received by the Sub-Adviser.  The Board concluded that, taking into account these benefits, the fee to be charged under the Sub-Advisory Agreement is reasonable.

Conclusion.  Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

Guggenheim

Guggenheim manages the portion of the Balanced Fund investing directly in fixed income securities.  For information regarding Guggenheim, please see page __of this Prospectus/Proxy Statement.

Sub-Advisory Fees

Wilshire’s annual gross advisory fee for the Fund is disclosed under “Compensation” on page ____ of this Prospectus/Proxy Statement.  For the fiscal year ended December 31, 2013, Wilshire did not receive any sub-advisory fees with respect to any Fund.  Pursuant to the Sub-Advisory Agreement, Wilshire will pay Guggenheim 0.20% for its services.  For the fiscal year ended December 31, 2013, the sub-advisory fees that would have been paid by Wilshire if the Sub-Advisory Agreement was in effect was $94,937.29, which would have represented 0.06% of the net assets of the Fund as of December 31, 2013.

All sub-advisory fees are paid by Wilshire and not the Fund.  The fees paid by Wilshire to a sub-adviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund’s assets allocated to the sub-adviser by Wilshire.  Because Wilshire pays the Sub-Adviser’s fee out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement with Guggenheim will continue in effect until August 31, 2015 unless sooner terminated as provided in the Sub-Advisory Agreement.  The Sub-Advisory Agreement will continue in effect from year to year thereafter so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Sub-Adviser on sixty days’ prior written notice to the other party.  The Sub-Advisory Agreement may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to the Sub-Adviser by the Fund.  The Sub-Advisory Agreement will automatically terminate with respect to the Fund if the investment advisory agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Sub-Adviser

The following information was provided by Guggenheim regarding the funds for which Guggenheim acts as investment adviser and which have investment objectives similar to the portion of the Fund that they are managing:

Fund	Fee Rate	Net Assets (Millions)
Total Return Bond Fund	0.50%*	$208.4**

*
With respect to the Total Return Bond Fund, Guggenheim has contractually agreed through February 1, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Total Return Bond Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A—0.90%, Class C—1.65% and Institutional—0.50%. The Total Return Bond Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim is entitled to reimbursement by the Total Return Bond Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Total Return Bond Fund’s Board of Trustees, subject to the recoupment rights of Guggenheim.

**	As of March 31, 2014.

The names and principal occupations of the principal executive officers and directors of Guggenheim, all located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California  90401 are listed below:

B. Scott Minerd, Chairman of Investments, Global Chief Investment Officer
William Robert Hagner, Senior Managing Director, General Counsel
Anne B Walsh, CFA, Senior Managing Director, Assistant Chief Investment Officer, Fixed Income
Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities
Beth Haddock, Managing Director, Head of Institutional Compliance

V.  PROPOSAL 4:  ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST FOR ALL FUNDS

The Board recommends that you vote FOR the election of the nominees named below.

The six (6) individuals shown below have been nominated for election to the Board of the Trust.  The individuals named as proxies on your voting instruction form/proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the voting instruction form/proxy card.  All of the nominees listed below have consented to serve as Board members, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently members of the Trust’s Board and are each considered an Independent Trustee (each a “Trustee” or “Board Member”):  Messrs. Roger A. Formisano, Edward Gubman and George J. Zock and Mses. Margaret M. Canella and Suanne K. Luhn.  The Board recommended that John C. Hindman be elected to the Board as an interested trustee.  Mr. Hindman will take office once he is elected by shareholders of the Trust.  The following are the names of the nominees, their ages and principal occupations during the past five years.  The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.

Nominees

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served1	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee
Interested Nominee
John C. Hindman, 44	N/A	N/A	President, Wilshire Associates; formerly, Executive Vice President, Alliance Global Investors	15	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
Non-Interested Nominees
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15	Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served1	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee
Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday.

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.  Each current Trustee attended 75% or more of the meetings of the Board during 2013.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each nominee that support the conclusion that each nominee should serve as a Trustee in light of the Trust’s business and structure. Each nominee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies. References to the qualifications, attributes and skills of the nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella.  Ms. Cannella has served as a Trustee since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of Watford Reinsurance Ltd. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano.  Mr. Formisano has served as Trustee of the Trust since 2002 and is chairperson of the Audit Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin-School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Trust has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD.  Mr. Gubman has served as a Trustee of the Trust since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn.  Ms. Luhn has served as Trustee of the Trust since 2008. She has also served as a Board member of other funds in the Wilshire Funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock.  Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is also chairperson of the Nominating Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2006. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

John C. Hindman.  Mr. Hindman was nominated to serve as a Trustee in June 2014.  He has served as President of Wilshire Associates and Vice Chairman of the Board of Directors since 2008.  Prior to joining Wilshire, Mr. Hindman served as executive vice president of finance for Allianz Global Investors.  Additionally, Mr. Hindman has served as chief financial officer of Paul Hastings LLP, chief financial officer of eCloser, director and chief executive officer of Cypress Financial Services, and vice president of finance of West Capital Financial Services.  Mr. Hindman, a certified public accountant, graduated from the University of Michigan where he earned his bachelor’s degree in Accounting & Economics.

Leadership Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is currently comprised of five trustees, all of whom (including the chairperson) are independent trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.

The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (chairperson), Gubman and Zock.  The Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Appendix G.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the chair of the Nominating Committee.  The Nominating Committee is governed by a Nominating Committee Charter, a copy of which is attached as Appendix H.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are independent trustees, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are independent trustees, include Mr. Gubman (chairperson) and Ms. Cannella.  If elected by shareholders, Mr. Hindman will also serve on the Valuation Committee.  Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Trust’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Board Member Compensation

The Trust and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee retainer of $8,000 and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2013. The Trust does not compensate any of the officers.

Independent Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex1
Margaret M. Cannella	$17,306	N/A	N/A	$34,333
Roger A Formisano	$17,663	N/A	N/A	$35,000
Edward Gubman	$17,129	N/A	N/A	$34,000
Suanne K. Luhn	$17,663	N/A	N/A	$35,000
George J. Zock	$23,174	N/A	N/A	$46,000

(1)
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Officers of the Trust

Officers hold office until they resign or their successors have been elected and qualified.  Information about the current officers, their ages and principal occupations during the past five years, is set forth below.  The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.  With the exception of the Trust’s CCO, the officers of the Trust do not receive any compensation from the Trust for their services.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Jason Schwarz, 39	President	Since 2012	Managing Director, Wilshire Associates Incorporated (since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.
Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited

Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)

Trustee/Nominee Ownership of Fund Shares

The following table sets forth, for each current Trustee and nominee, the dollar range of shares owned in each Fund as of December 31, 2013, as well as the aggregate dollar range of shares in all registered investment companies overseen by the nominee/Trustee within the family of investment companies as of the same date.

	Equity Fund	Balanced Fund	Income Fund	Small Cap Fund	International Equity Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies within the Family of Investment Companies
Trustees/Nominees who are Not Interested Persons of the Funds
Margaret M. Canella	None	None	None	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	None	None	None	None	$10,001 - $50,000
George J. Zock	None	None	None	None	None	None	None	None	None	$10,001 - $50,000
Trustee/Nominee who is an Interested Person of the Funds
John C. Hindman	None	None	None	None	None	None	None	None	None	None

Trustees and officers do not directly own any shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

Shareholder Communications

The Trust’s Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Board members individually.  Shareholders should forward such correspondence to the Secretary of the Trust.  Correspondence addressed to the Board will be forwarded to each Board member, and correspondence addressed to a particular Board member will be forwarded to that Board member.

Board Considerations

Mr. Formisano, Mr. Zock and Ms. Luhn were last elected by shareholders on December 19, 2008.  Ms. Cannella and Mr. Gubman were appointed to the Board on December 2, 2010.  Mr. Hindman’s election to the Board would be effective upon shareholder approval.  If elected, Mr. Hindman would serve as an interested trustee.

The Nominating Committee nominated each Board member candidate to the Board.  Prior to each nomination being made, the Nominating Committee met with the candidate and reviewed the candidate’s background and qualifications to serve on the Board.  The Nominating Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the beneficial owners’ interests.

Independent Auditors

PricewaterhouseCoopers LLP (“PwC”) serves as the Trust’s independent auditors.  PwC performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust.  Representatives of PwC are expected to be present  by telephone at the Special Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

Audit Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust $328,140 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.  For the fiscal year ended December 31, 2013, PwC billed the Trust $324,140 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended December 31, 2012 and 2013, PwC did not bill the Trust for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above.

Tax Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust $49,950 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  For the fiscal year ended December 31, 2013, PwC billed the Trust $51,750 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees.  For the fiscal years ended December 31, 2012 and 2013, PwC did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Trust by PwC, including the fees and other compensation to be paid to PwC to provide non-audit services to the Trust’s investment adviser or any affiliate of the Trust’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Trust, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to PwC by the Trust, Wilshire and any affiliate of Wilshire that provides ongoing services to the Trust that would have to be preapproved by the Committee pursuant to the Charter.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if:  (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Trust to PwC in that fiscal year; (2) such services were not recognized by the Trust to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.

Non-Audit Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust, Wilshire and any entity controlling, controlled by or under common control with Wilshire $985,175 in non-audit fees.  For the fiscal year ended December 31, 2013, PwC billed the Trust and Wilshire $1,261,766 in non-audit fees.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

The Board recommends that you vote FOR the election of each nominee.

VI.  INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General.   With respect to Proposals 1, 2 and 3, the cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation will be paid by the Balanced Fund.   With respect to Proposal 4, the cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation will be paid by the Funds.  The total estimated costs associated with preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation for all Proposals are expected to be $225,000.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by other means.

As of July 18, 2014 (the “Record Date”), each Fund had the following shares outstanding:

Name of Fund	Total Number of Shares Outstanding
Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.  Each share of each Fund is entitled to one vote on each matter applicable to the Fund submitted to a vote of the shareholders at the Special Meeting, with fractional shares voting proportionally.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings.  The Trust will hold special meetings as required or deemed desirable.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Prospectus/Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

Each valid voting instruction/proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Special Meeting.  For Proposals 1, 2 and 3, in the absence of specification, the shares will be voted FOR each Proposal.  For Proposal 4, if no designation is given, the shares will be voted FOR the election of the individuals who have been nominated as Trustees.  Interests of Contract Owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person.  Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.  Only a shareholder may execute or revoke a proxy.  Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Special Meeting.

Approval of each of Proposals 1,2 and 3 requires the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  For Proposal 3, each fundamental policy change requires a separate vote.

Approval of Proposal 4 requires a plurality vote of the shares of the Funds.  This means that the six nominees receiving the largest number of votes will be elected.

The Declaration of Trust provides that the presence at the Special Meeting, in person or by proxy, of the holders of one-third of the interests of a Fund constitutes a quorum for the transaction of business.  If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of a Fund present holding less than 50% of the interests of the holders of such Fund present, in person or by proxy, will be sufficient for such adjournment.  The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting.  For Proposals 1, 2 and 3, abstentions will have the effect of being counted as votes against the proposal.  For Proposal 4, abstentions will have no effect.  Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners.  Accordingly, there are not expected to be any “broker non-votes.”

Service Providers

Pursuant to a Distribution Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust’s administrator pursuant to an Administration Agreement.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of a Fund’s outstanding voting securities and, for the Acquired Funds only, the estimated pro forma percentages of ownership of the Balanced Fund after the Mergers.  Since a Participating Insurance Company’s separate accounts’ voting rights are passed through to Contract Owners, a Participating Insurance Company itself does not exercise voting control over the shares held in those accounts.

Name	Name of Fund	% Owned	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Mergers

Shares Owned by Trustees and Officers

The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of shares beneficially owned in each Fund as of July 18, 2014.

Fund Shares Owned by Trustees and Officers	Balanced Fund	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Margaret M. Cannella
Roger A. Formisano
Edward Gubman
Suanne K. Luhn
George J. Zock
All Trustees and Officers as a Group

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ___________, 2014 by Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), on behalf of the Balanced Fund (the “Acquiring Fund”); and each of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each a “Selling Fund” and collectively, the “Selling Funds”) (the Acquiring Fund and each Selling Fund referred to herein as a “Fund” and collectively, the “Funds”).  The principal place of business of the Trust is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Each Reorganization (as defined below) will consist of:  (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that each Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of such Reorganization; and

WHEREAS, the Board has determined that each Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of each Selling Fund will not be diluted as a result of such Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1         The Exchange.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to each Selling Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of each Selling Fund as set forth in Section 1.3.  Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2         Assets to Be Transferred.  Each Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.  The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions.  The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of a Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3         Liabilities to Be Assumed.  Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date.  Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement.

1.4         Liquidation and Distribution.  On or as soon after its Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”):  (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by such Selling Fund pursuant to Section 1.1; and (b) such Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5         Ownership of Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to each Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6         Transfer Taxes.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of such Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7         Termination.  Each Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8         Relationship of Transactions.  Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganizations with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the term “Selling Fund” as meaning only those series of the Trust which are involved in the Reorganization(s) as of the Closing Date.

ARTICLE II

VALUATION

2.1         Valuation of Assets.  The value of a Selling Fund’s net assets shall be the value of all such Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to its Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all such Selling Fund’s liabilities.  The value of a Selling Fund’s assets shall be determined by using the valuation procedures of the Trust adopted by the Board of Trustees and the Funds’ current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2         Valuation of Shares.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures of the Trust adopted by the Board of Trustees and the Funds’ then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3         Shares to Be Issued.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for a Selling Fund’s assets shall be determined by dividing such Selling Fund’s net assets determined in accordance with Section 2.1 by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4         Effect of Suspension in Trading.  In the event that, on the Valuation Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1       Closing Date.  Each Closing shall occur on September 22, 2014 or such other date(s) as the parties may agree (each a “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date.  Each Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2       Custodian’s Certificate.  Each Selling Fund shall cause Northern Trust Company, as custodian for each Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3       Transfer Agent’s Certificate.  Each Selling Fund shall cause DST Systems, Inc., as transfer agent for such Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver to each Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4       Delivery of Additional Items.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representations of the Selling Funds.  The Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a)         The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)         The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)         The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f)         No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)         The financial statements of the Selling Fund as of December 31, 2013, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2013, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h)         Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)         All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(j)         All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k)         At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)         From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)         For each taxable year of its operations, including the short taxable year ending upon the Selling Fund’s liquidation, the Selling Fund (i) has elected to qualify, and has qualified or will qualify in the case of the short taxable year ending with the Selling Fund’s liquidation, as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending upon the liquidation.

4.2       Representations of the Acquiring Fund.  The Trust, on behalf of the Acquiring Fund, represents and warrants to each Selling Fund as follows:

(a)         The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)         The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)         The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of, the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)         No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form a basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)         The financial statements of the Acquiring Fund as of December 31, 2013, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)         Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)         All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above.  To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)         All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)         The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)       From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1        Operation in Ordinary Course.  Subject to Sections 1.2 and 8.5, the Acquiring Fund and each Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        Approval of Shareholders.  The Trust will call a special meeting of shareholders of the Selling Funds to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        Investment Representation.  Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        Additional Information.  Each Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5        Further Action.  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Closing Date, each Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7        Preparation of Registration Statement and Proxy Materials.  The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1         All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to each Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Reorganization shall be subject to the following conditions:

7.1         All representations, covenants and warranties of each Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  Each Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2         Each Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Selling Fund and the Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1       This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Selling Fund may waive the conditions set forth in this Section 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6       The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a)         The Trust is a validly existing statutory trust and in good standing under the laws of the State of Delaware.

(b)         The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of each Selling Fund and the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of each Selling Fund and the Acquiring Fund, enforceable in accordance with its terms.

(c)         To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made under the federal laws of the United States of America or the laws of the State of Delaware required for consummation by the Funds of the transactions contemplated herein have been obtained or made.

(d)         The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated herein, will not, result in a violation of the Trust’s Declaration of Trust (assuming approval of Selling Fund Shareholders has been obtained) or By-Laws.

ARTICLE IX

EXPENSES

9.1       The Acquiring Fund will pay the expenses incurred in connection with the Reorganization.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  The Acquiring Fund will also bear any transaction costs incurred through the sale and purchase of any portfolio securities in connection with the Reorganization.

9.2       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization and such termination may be effected by the Trust’s President without further action by the Board.  This Agreement may be terminated with respect to one or all of the Reorganizations.  In addition, either the Acquiring Fund or a Selling Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a)         a breach by any other party to such Reorganization of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)         a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)         a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of the Acquiring Fund or a Selling Fund.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Fund, the Selling Funds, or the Trust’s officers.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by each Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Balanced Fund

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Equity Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Income Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the International Equity Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Small Cap Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Socially Responsible Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE BALANCED FUND

Balanced Fund

For a Fund Share Outstanding Throughout Each Year

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.68	$15.42	$15.99	$14.71	$12.87

Income/(loss) from investment operations:
Net investment income1	0.15	0.27	0.52	0.41	0.30
Net realized and unrealized gain/(loss) on investments	2.90	4	1.60	3	(0.62)	1.20	2.02
Total from investment operations	3.05	1.87	(0.10)	1.61	2.32

Less distributions:
From net investment income	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
Net asset value, end of year	$19.42	$16.68	$15.42	$15.99	$14.71
Total return2	18.31%	12.11%	(0.65)%	10.92%	18.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$157,820	$148,169	$150,825	$168,894	$166,884
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Net investment income	0.85%	1.61%	3.22%	2.67%	2.21%
Portfolio turnover rate	151	%5	7%	21%	12%	46%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.21 per share.

4
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund . The amount of these distributions represents $0.44 per share.

5	Includes the effect of in-kind transactions.

B-1

APPENDIX C

AMENDED INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is made as of the first day of March, 1999, as amended as of the 30th day of September, 2004, between WILSHIRE VARIABLE INSURANCE TRUST, a Delaware statutory trust (herein called the “Company”), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the “Advisor”).

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the “Initial Fund(s)”, together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the “Funds” and each individually as a “Fund”), and Advisor wishes to render such services;

NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

1. Appointment of Advisor.

(A)         The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided.  The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

(B)         In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing.  If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

2.         Investment Services and Duties.  The Advisor shall recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the “Sub-Advisors” and each individually as a “Sub-Advisor) to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof.  Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.

(A)         The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund’s continuous investment program.  The Advisor shall provide its services under this Section 2 in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.

The Advisor shall also review, monitor and report to the Board of Trustees regarding each Sub-Advisor’s compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time.

(B)         Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor.  The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor.  Each Sub-Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.

(C)         Each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by such Sub-Advisor.  In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

Each Sub-Advisor is authorized to consider for investment by the Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor.  To assure fair treatment of the Funds and all other clients of a Sub-Advisor in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

Notwithstanding the previous paragraphs, to the extent directed by management of the Fund in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits.  The Fund understands that the brokerage commissions or transaction costs in such transactions may be higher, and that the Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for the Fund.  The Advisor is responsible for overseeing any such directed brokerage arrangements.

(D)         With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor.  The Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.  This shall be subject to paragraph (C) hereof in the same manner as a Sub-Advisor.

(E)         The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company’s Board of Trustees such periodic special reports as the Board may request.  The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.

(F)         Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide certain administrative services in connection with the investment of Company assets, as directed by the Board of Trustees from time to time.

3.         Administrative Services and Duties.  Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide to the Company facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds’ shares pursuant to an Underwriting Agreement, those services to be performed by the Funds’ custodian pursuant to the Company’s Custodian Contract, those services to be performed by the Funds’ transfer agent pursuant to the Company’s Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those administrative services to be performed by the Funds’ administrator pursuant to an administration agreement and those services normally performed by the Company’s counsel and auditors.

(A)        The Advisor’s oversight responsibilities shall include overseeing the performance of the Funds’ third party service providers, including, but not limited to, the Custodian, Transfer Agent, distributor and administrator.

(B)        The Advisor shall participate in the periodic updating of the Funds’ prospectuses and statements of additional information and in the preparation of reports to the Funds’ shareholders and the Securities and Exchange Commission (the “Commission”), including but not limited to annual reports and semi-annual reports, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds.

(C)        The Advisor shall pay all costs and expenses of maintaining the offices of the Company, wherever located.

(D)        The Advisor shall assist the Custodian, Transfer Agent, distributor, administrator, counsel and auditors as required to carry out the business and operations of the Funds.

4.         Compliance with Governing Instruments and Laws.  In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company’s Declaration of Trust, By-Laws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company.  In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (with respect to assets not managed by a Sub-Advisor), and all other applicable federal or state laws and regulations.

5.         Services Not Exclusive.  The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent.  The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6.         Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.  The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

7.         Expenses Assumed as Advisor.  Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors).  The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds’ shares (“Shares”) under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders’ reports and meetings, and any extraordinary expenses.  It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

8.         Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time.  Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund.  The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund’s investment in such investment companies’ securities.

9.         Affiliated Broker.  The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to:  (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Company’s Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor’s fees for services under this Agreement.

10.       Confidentiality.  The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor’s inquiries concerning investment in the Company, as applicable, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.  Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

11.       Limitations of Liability; Indemnification.

(A)         The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor’s willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor’s duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

(B)         The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor’s breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement.

(C)         The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

12.       Duration or Termination.  This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 2004.  Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund.  This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days’ written notice to the Company.  This Agreement will immediately terminate in the event of its assignment.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

13.       Representations and Warranties.

(A)         The Company represents and warrants to the Advisor that: (i) it is a statutory trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; and (iv) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

(B)         The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Advisers Act; (iii) it is empowered under applicable laws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

14.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

15.       Names.  The name “Wilshire Variable Insurance Trust” refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company.  The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder.  All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

16.       Notices.  Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

With a copy to:

Cathy G. O’Kelly, Esq.
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street, 26th Floor
Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Advisor.  Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
Attention:  Alan Manning

or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

17.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WILSHIRE VARIABLE INSURANCE TRUST

		By:	/s/ Helen Webb Thompson
Helen Webb Thompson
Treasurer
Attest:	/s/ Bowen Campbell
Bowen Campbell

WILSHIRE ASSOCIATES INCORPORATED

		By:	/s/ Dennis Tito
Dennis Tito
Chief Executive Officer
Attest:	/s/ Bowen Campbell
Bowen Campbell

FEE SCHEDULE

The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

	ON THE FIRST BILLION	ON THE BALANCE
GROWTH FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
BALANCED FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
INCOME FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
SHORT-TERM INVESTMENT FUND	0.275% OF NET ASSETS	0.175% OF NET ASSETS
SMALL CAP GROWTH FUND	1.15% OF NET ASSETS	1.15% OF NET ASSETS
INTERNATIONAL EQUITY FUND	1.00% OF NET ASSETS	0.90% OF NET ASSETS
SOCIALLY RESPONSIBLE FUND	0.85% OF NET ASSETS	0.75% OF NET ASSETS

Advisor’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment to the Investment Advisory Agreement dated as of December 31, 2011 (the “Effective Date”), amends the Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2007 (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and Wilshire Variable Insurance Trust (the “Trust”).

WHEREAS, the Adviser currently furnishes investment advisory services under the Agreement for the Small Cap Growth Fund of the Trust; and

WHEREAS, the Adviser desires to amend the Agreement to add a breakpoint to the Fee Schedule with respect to advisory services provided to the Small Cap Growth Fund;

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.           Effective upon the Effective Date, the Fee Schedule of the Agreement shall be deleted in its entirety and replaced by the Fee Schedule attached hereto.

2.           Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		WILSHIRE VARIABLE INSURANCE TRUST

By:	/s/ Jamie Ohl	By:	/s/ Jamie Ohl

Name:	Jamie Ohl	Name:	Jamie Ohl

Title:	President, Wilshire Funds Management	Title:	President

FEE SCHEDULE

Trust shall pay Adviser, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund of the Trust at the following annual rate:

	Rate on First $1 Billion	Rate After $1 Billion
Equity Fund	0.70%	0.60%
Balanced Fund	0.55%	0.45%
Income Fund	0.55%	0.45%
Small Cap Growth Fund	1.15%	1.05%
International Equity Fund	1.00%	0.90%
Socially Responsible Fund	0.85%	0.75%

Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Trust with respect to each Fund and, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX D

FORM OF
AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment to the Investment Advisory Agreement dated as of _____ (the “Effective Date”), amends the Investment Advisory Agreement dated March 1, 1999, as amended (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and Wilshire Variable Insurance Trust (the “Trust”).

WHEREAS, the Adviser currently furnishes investment advisory services under the Agreement for the Balanced Fund of the Trust; and

WHEREAS, the parties desire to amend the Agreement to revise the description of the compensation paid to the Adviser with respect to the Balanced Fund;

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.           Effective upon the Effective Date, the last sentence of Section 8 of the Agreement is revised for the Balanced Fund as follows:

The Company shall reduce the advisory fee to be paid by the Balanced Fund to the Adviser by the amount of any advisory fees paid indirectly by the Balanced Fund to other affiliated investment companies as a result of the Balanced Fund’s investment in such affiliated investment companies’ securities.

2.           Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED	WILSHIRE VARIABLE INSURANCE TRUST

By:	By:

Name:	Name:

Title:	Title:

D-1

APPENDIX E

INFORMATION ABOUT THE ADVISER

The following table includes the names, positions and principal occupations of the principal executive officers and directors of the Adviser:

Dennis A. Tito, Chief Executive Officer and Chairman of the Board of Directors
John Hindman, President Wilshire Associates and Vice Chairman of the Board of Directors
Jason Schwarz, President Wilshire Funds Management and Director
Julia Bonafede, President Wilshire Consulting and Director
Mark Hansen, President Wilshire Analytics and Director
Kevin Nee, President Private Markets Group and Director
William Bensur, Director
Cecilia I. Loo, Director
Michael Wauters, Chief Financial Officer
Reena Lalji, General Counsel

E-1

APPENDIX F

SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 20th day of May, 2014 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Guggenheim Partners Investment Management, LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of nine separate series or portfolios (collectively, the “Fund Portfolios”) including the Wilshire Variable Insurance Trust Equity Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, the Wilshire Variable Insurance Trust Small Cap Fund, the Wilshire Variable Insurance Trust 2015 ETF Fund, the Wilshire Variable Insurance Trust 2025 ETF Fund and the Wilshire Variable Insurance Trust 2035 ETF Fund;

Whereas Adviser desires to retain Sub-Adviser  to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.         Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.         Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser in a form mutually agreed upon between Adviser and Sub-Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)         will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)         will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)         to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.  Adviser and the Fund further understand that executing transactions through brokers or dealers designated by Adviser has the potential to hinder Sub-Adviser’s ability to obtain best execution and the Fund may lose any benefit from savings on execution costs that Sub-Adviser may be able to negotiate from other brokers or dealers;

(d)         is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio.  In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)         is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)         will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)         will prepare such books and records with respect to each Portfolio Segment’s securities transactions as reasonably requested by Adviser and will furnish Adviser and the Fund’s Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

(h)         will vote all proxies with respect to securities in each Portfolio Segment;

(i)         upon notification from the Fund’s custodian, shall have the authority, at its discretion, to file (or instruct the custodian to file) proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j)         will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.         Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.

4.         Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.         Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Trustees that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement, Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.         Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.         Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control under the 40 Act of the Sub-Adviser within a reasonable time after such change.

8.         Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right, upon reasonable notice to the Sub-Adviser, to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records).

The parties agree that they will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by the other party, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.         Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, after notice from the Adviser, the chief compliance officer of Sub-Adviser shall reasonably endeavor to certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10.         Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser in writing, provided, however, that the Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by the negligence, willful malfeasance or fraud of the Adviser.

Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio in writing, provided, however, that the Sub-Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by the negligence, willful malfeasance or fraud of the Sub-Adviser.

11.         Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date, and shall remain in full force until August 31, 2015, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)         This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)         This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of Sub-Adviser’s duty of care under this Agreement.

(c)         This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.         Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13.         Consent to Electronic Delivery.  Sub-Adviser reserves the right to provide, and the Adviser consents to receive, announcements when Form ADV Part II and material updates thereto and other disclosures (“Disclosures”) become available.  In the case of an announcement, the e-mail the Adviser will receive from Sub-Adviser will contain the website address where the Adviser may access these materials.  These materials may be viewed or printed.  The Sub-Adviser reserves the right to post communications on its website without providing notice to the Adviser, when permitted by law.

The Adviser agrees that all Disclosures provided to the Adviser via e-mail notification will be deemed to have been good and effective delivery when sent or posted by the Sub-Adviser, regardless of whether the Adviser actually or timely receives or accesses the e-mail notification.

The Sub-Adviser will send all e-mails to the e-mail address the Adviser provides to the Sub-Adviser.  If an e-mail notification is undeliverable, the Sub-Adviser will provide delivery to the Adviser’s postal mail address of record.

This consent will continue until the Adviser notifies the Sub-Adviser in writing this consent is revoked.

The Adviser acknowledges that it must have an e-mail account, access to an Internet browser and Adobe Acrobat Reader® (Acrobat® software is available for download free of charge at http://get.adobe.com/reader/).  If the Adviser wishes to print documents, the Adviser must also have access to a printer.  Please note that although there is no charge for this service, the Adviser may incur costs associated with electronic access to the documents, such as usage charges from Internet access providers and telephone companies.

14.         Limitations on Liability.  All parties are expressly put on notice of the Fund’s Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein.  The obligations of the Fund entered into in the name or on behalf thereof by any of its trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.         Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified and provided with a copy thereof.

16.         Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.         Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18.         Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 above which will be construed in accordance with Delaware law) the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

By:	/s/ Jason Schwarz	By:	/s/ William R. Hagnes

Name:	Jason Schwarz	Name:	William R. Hagnes

Title:	President, Wilshire Funds Management	Title:	Attorney-In-Fact

EXHIBIT 1
FUND PORTFOLIO LISTING

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Variable Insurance Trust Balanced Fund: 0.20% on net assets

Sub-Adviser’s fee, as calculated by the Adviser, shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX G

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE VARIABLE INSURANCE TRUST
AUDIT COMMITTEE CHARTER

I.	PURPOSE

This Charter governs the operations of the Audit Committee.  The Audit Committee is a committee of the Board of the Fund.  Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders.  It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”).  The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR.  The Audit Committee will submit such determination to the Board for its final determination.

Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.	MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.  As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:

A.	Charter

1.	Review this Charter at least annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.         Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;

(b)
their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;

(c)	their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SAS 70 report for each entity; and

(d)	any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.

2.         Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

3.         Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.

4.         Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.

C.	Independent Auditors

1.         Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.

2.         Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.         Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

1
Pre-approval of non-audit services for the Fund is not required, if:  (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2
Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:  (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

4.         On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.         On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

6.         Review the management letter, if any, prepared by the independent auditors and Fund management’s response.

D.	Financial Reporting Processes

1.         Review with Fund management and the independent auditors the Fund’s audited financial statements.

2.         Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB Standards, including:

•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Fund’s accounting principles as applied in its financial reporting;

•	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

•	all significant adjustments arising from the audit, whether or not recorded by the Fund;

•
when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•	any disagreement with Fund management regarding accounting or reporting matters;

•	serious difficulties encountered in dealing with Fund management that relate to the performance of the audit;

•	significant deficiencies in the design or operation of internal controls;

•	the independent auditors’ responsibility for other information in documents containing audited financial statements, and procedures performed, and the results;

•
the initial selection of and changes in significant accounting policies or their application, including methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; and

•	the potential effect on the financial statements of any significant risks and exposures.

Confirm receipt from the independent auditors of all communications required by current professional standards.

3.         The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)
all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.         Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.

5.         Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.

6.         Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.

7.         Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

8.         Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

V.	Qualified Legal Compliance Committee

The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations.  To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:

A.	Receipt, Retention and Consideration of Reports

1.         Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).

2.         Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

B.	Investigation of Reports of Material Violation

1.         Upon receipt of a Report of Material Violation, the Audit Committee shall:

(a)	Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;

(b)	Determine whether an investigation is necessary.

2.         If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:

(a)	Notify the full Board of the Fund;

(b)	Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and

(c)	Retain such additional experts or personnel as the Audit Committee deems necessary.

C.	Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Audit Committee shall:

1.         Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(a)	A finding that no material violation has occurred, is ongoing or is about to occur;

(b)
The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c)
A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.         Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

D.	Authority to Notify the SEC

The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.

E.	Reporting to the Board of the Fund

The Audit Committee shall report periodically to the Board.  This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

F.	Procedures

The Audit Committee acting as the QLCC may act only by majority vote.

VI.	OTHER POWERS

A.
To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.

B.
The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.
The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted by Wilshire Mutual Funds, Inc.:  December 15, 2005, as amended on November 30, 2007, February 22, 2008 and February 26, 2010 and November 20, 2013

Adopted by Wilshire Variable Insurance Trust:  October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007, February 22, 2008 and February 26, 2010 and November 20, 2013

APPENDIX H

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

I.	PURPOSE

The Nominating Committee is a committee of the Board of the Fund.  Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.  For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Nominating Committee may designate a Chair by majority vote.

III.	MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.	Board Nominations and Functions

1.         Identify and recommend individuals to serve as board members of the Fund.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

H-1

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.         Evaluate candidates for nomination to serve as board members.  Candidates may be recommended by shareholders, by other board members or by the Fund’s investment adviser.  If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chair of the Nominating Committee.

3.         Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.

4.         Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.         Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.

B.	Committee Nominations and Functions

1.         Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.         Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.         Review board members and officers and errors and omissions insurance coverage for adequacy.

2.         Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.         Perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.         Report its significant activities to the Board.

Adopted by Wilshire Variable Insurance Trust:  July 29, 2004, as amended February 24, 2006, June 1, 2007 and December 4, 2009

Adopted by Wilshire Mutual Funds, Inc.:  February 24, 2006, as amended June 1, 2007 and December 4, 2009

H-2

FORM OF PROXY

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Proxy for Special Meeting of Shareholders
September 17, 2014

This Proxy is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

Balanced Fund

The undersigned Shareholder(s) of the Wilshire Variable Insurance Trust (the “Trust”), hereby appoint(s) Jason Schwarz and Helen Webb Thompson (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on September 17, 2014, 9:00 a.m. Pacific Time, at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

This proxy card is valid only when signed and dated.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

Please do not use fine point pens.
_____________________

The Board of Trustees of the Trust recommends a vote “for” the proposals to:

Proposal 2:	To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 3:	To approve the following changes to the Balanced Fund’s Fundamental Policies:

(a) Change to the Senior Securities and Borrowing Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(b) Elimination of Oil, Gas and Mineral Exploration or Development Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(c) Elimination of Margin and Short Sales Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(d) Elimination of Officer and Trustee Investments Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(e) Change to Concentration Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(f) Elimination of Unseasoned Issuers Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(g) Elimination of Pledging Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(h) Change to Real Estate and Commodities Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(i) Elimination of Investing for Control Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(j) Change to Lending Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(k) Change to Underwriting; Illiquid and Restricted Securities Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(l) Change to Diversification Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(m) Elimination of Investment Company Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 4:	Elect six (6) Board members to the Board of Trustees.

Nominees:  (01) Margaret M. Cannella, (02)  Roger A. Formisano, (03) Edward Gubman, (04) Suanne K. Luhn, (05) George J. Zock, (06) John C. Hindman.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

[ ]	FOR all nominees listed (except as noted in space provided)	[ ]	WITHHOLD authority to vote for all nominees listed

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:_____________, 2014

Signature	Signature

FORM OF VOTING INSTRUCTIONS

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Balanced Fund

Voting Instructions for Special Meeting of Shareholders
September 17, 2014

These Voting Instructions are Solicited by the Board of
Trustees of Wilshire Variable Insurance Trust
On Behalf of [Participating Insurance Company]

The undersigned hereby instructs [Participating Insurance Company] to represent and vote the number of shares of the Balanced Fund, a series of the Wilshire Variable Insurance Trust (the “Trust”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on September 17, 2014, 9:00 a.m. Pacific Time, and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  [Participating Insurance Company] is directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed voting instructions will be voted as directed herein by the undersigned.  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

Mark boxes below in blue or black ink as follows:   [X]

Keep this portion for your records.

These voting instructions are valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “for” the proposals to:

Proposal 2:	To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

[ ]	FOR
[ ]	AGAINST
[ ]	ABSTAIN

Proposal 3:	To approve the following changes to the Balanced Fund’s Fundamental Policies:

(a) Change to the Senior Securities and Borrowing Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(b) Elimination of Oil, Gas and Mineral Exploration or Development Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(c) Elimination of Margin and Short Sales Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(d) Elimination of Officer and Trustee Investments Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(e) Change to Concentration Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(f) Elimination of Unseasoned Issuers Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(g) Elimination of Pledging Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(h) Change to Real Estate and Commodities Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(i) Elimination of Investing for Control Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(j) Change to Lending Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(k) Change to Underwriting; Illiquid and Restricted Securities Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(l) Change to Diversification Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(m) Elimination of Investment Company Policy

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

Proposal 4:	Elect six (6) Board members to the Board of Trustees.

Nominees:  (01) Margaret M. Cannella, (02)  Roger A. Formisano, (03) Edward Gubman, (04) Suanne K. Luhn, (05) George J. Zock, (06) John C. Hindman.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

[ ]	FOR all nominees listed (except as noted in space provided)	[ ]	WITHHOLD authority to vote for all nominees listed

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2014

Signature	Signature

FORM OF PROXY

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Proxy for Special Meeting of Shareholders
September 17, 2014

This Proxy is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

The undersigned Shareholder(s) of the Wilshire Variable Insurance Trust (the “Trust”), hereby appoint(s) Jason Schwarz and Helen Webb Thompson (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on September 17, 2014, 9:00 a.m. Pacific Time, at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

This proxy card is valid only when signed and dated.

Please fill in box(es) as shown using black or blue ink or number 2 pencil  [X]

Please do not use fine point pens.

_____________________

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

Proposal 4:	Elect six (6) Board members to the Board of Trustees.

Nominees:  (01) Margaret M. Cannella, (02)  Roger A. Formisano, (03) Edward Gubman, (04) Suanne K. Luhn, (05) George J. Zock, (06) John C. Hindman.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

[ ]	FOR all nominees listed (except as noted in space provided)	[ ]	WITHHOLD authority to vote for all nominees listed

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:_____________, 2014

Signature	Signature

FORM OF VOTING INSTRUCTIONS

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

Voting Instructions for Special Meeting of Shareholders
September 17, 2014

These Voting Instructions are Solicited by the Board of
Trustees of Wilshire Variable Insurance Trust
On Behalf of [Participating Insurance Company]

The undersigned hereby instructs [Participating Insurance Company] to represent and vote the number of shares of the above-referenced Funds (the “Funds”), a series of the Wilshire Variable Insurance Trust (the “Trust”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on September 17, 2014, 9:00 a.m. Pacific Time, and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  [Participating Insurance Company] is directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed voting instructions will be voted as directed herein by the undersigned.  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

Mark boxes below in blue or black ink as follows:   [X]

Keep this portion for your records.

These voting instructions are valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “for” the proposals to:

Proposal 4:	Elect six (6) Board members to the Board of Trustees.

Nominees:  (01) Margaret M. Cannella, (02)  Roger A. Formisano, (03) Edward Gubman, (04) Suanne K. Luhn, (05) George J. Zock, (06) John C. Hindman.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

[ ]	FOR all nominees listed (except as noted in space provided)	[ ]	WITHHOLD authority to vote for all nominees listed

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2014

Signature	Signature